Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


                       JUNE 2005 MONTHLY OPERATING REPORT
           FOR THE FIVE WEEK PERIOD FROM MAY 29, 2005 TO JULY 2, 2005


DEBTORS' ADDRESS:              Footstar, Inc.
                               933 MacArthur Blvd.
                               Mahwah, NJ 07430

DEBTORS' ATTORNEY:             Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, N.Y. 10153


REPORT PREPARER:               Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
--------------------------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Control



                                       Date: July 29, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


                                TABLE OF CONTENTS



                                                                      Page

Condensed Consolidated Balance Sheet                                    3

Condensed Consolidated Statements of Operations                         4

Condensed Consolidated Statements of Cash Flows                         5

Notes to Condensed Consolidated Financial Statements                    6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                     17

Schedule 2:  Condensed Consolidating Statement of Operations           18

Schedule 3:  Total Disbursements by Debtor Entity                      19

Schedule 4:  Additional Information                                    20

          o    Cash Summary
          o    Accounts Receivable Aging Summary
          o    Summary of Unpaid Post-Petition Accounts Payable
          o    Summary of Taxes Payable

Schedule 5:  Certifications                                            22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                     (amounts in millions except share data)
                                  July 2, 2005

ASSETS
------
Current Assets:
Cash and cash equivalents                                     $        218.5
Amounts due from retail sales                                           11.0
Accounts receivable, net                                                 3.9
Inventories                                                            109.2
Prepaid expenses and other current assets                               29.0
                                                              ---------------
Total current assets                                                   371.6

Property and equipment, net                                             32.1
Intangible assets, net                                                  10.3
Deferred charges and other assets                                        2.3
                                                              ---------------
Total Assets                                                  $         416.3
                                                              ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
Accounts payable                                              $         68.9
Accrued expenses                                                        38.0
Taxes payable                                                           12.6
                                                              ---------------
Total current liabilities                                              119.5
Long-term liabilities                                                   37.2
                                                              ---------------
Total liabilities not subject to compromise                            156.7
                                                              ---------------
Liabilities subject to compromise:
Secured liabilities                                                      7.1
Unsecured liabilities                                                  156.4
Minority interests                                                      13.2
                                                              ---------------
Total liabilities subject to compromise                                176.7
                                                              ---------------

Minority interests                                                      19.6
                                                              ---------------
Total Liabilities                                                      353.0
                                                              ---------------

Shareholders' Equity:
Common stock $.0l par value: 100,000,000 shares authorized,
  31,061,545 shares issued                                               0.3
Additional paid-in capital                                             342.9
Treasury stock: 10,711,569 shares at cost                             (310.6)
Unearned compensation                                                   (0.3)
Retained earnings                                                       31.0
                                                              ---------------
Total Shareholders' Equity                                              63.3
                                                              ---------------
Total Liabilities and Shareholders' Equity                    $        416.3
                                                              ===============


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 For The Period From May 29, 2005 To July 2, 2005 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                                                 Cumulative
                                                                                         Month of June         Filing to Date
                                                                                       -----------------    --------------------
Net sales                                                                              $           75.3     $           1,063.5
Cost of sales                                                                                      48.2                   709.4
                                                                                       -----------------    --------------------
Gross profit                                                                                       27.1                   354.1

Store operating, selling, general and administrative expenses                                      20.7                   304.4
Depreciation and amortization                                                                       0.6                    24.3
Other income                                                                                          -                    (9.2)
Interest expense                                                                                    0.9                     9.5
                                                                                       -----------------    --------------------
Income before reorganization expenses                                                               4.9                    25.1
                                                                                       -----------------    --------------------

Reorganization expenses (income):
Store and distribution center closing and related asset impairment costs                            0.1                    36.6
Gain on settlement of bankruptcy claims                                                               -                    (0.7)
Interest income                                                                                    (0.6)                   (3.7)
Professional fees                                                                                   2.9                    27.7
                                                                                       -----------------    --------------------
Total reorganization expenses                                                                       2.4                    59.9
                                                                                       -----------------    --------------------

Income (loss) before income taxes, minority interests and discontinued operations                   2.5                   (34.8)
Provision (benefit) for income taxes                                                                0.8                    (1.0)
                                                                                       -----------------    --------------------
Income (loss) before minority interests and discontinued operations                                 1.7                   (33.8)

Minority interests in net (income) loss of subsidiaries                                            (1.4)                    7.9
Loss from discontinued Athletic Segment                                                            (0.6)                  (37.0)
Gain from disposal of Athletic Segment                                                                -                    21.1
                                                                                       -----------------    --------------------

Net loss                                                                               $           (0.3)    $             (41.8)
                                                                                       =================    ====================

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 For The Period From May 29, 2005 To July 2, 2005 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                             Cumulative
                                                                    Month of June          Filing to Date
                                                                  -----------------      ------------------
Net cash provided by operating activities                         $           12.2       $           122.5
                                                                  -----------------      ------------------

Cash flows (used in) provided by investing activities:
Additions to property and equipment                                           (0.1)                   (3.4)
Proceeds from sale of furniture and equipment                                    -                     0.6
Net proceeds from sale of Distribution Centers                                   -                    46.7
Proceeds from sale of Shoe Zone                                                  -                     5.4
Proceeds from sale of Athletic Division                                          -                   236.9
                                                                  -----------------      ------------------
Net cash (used in) provided by investing activities                           (0.1)                  286.2
                                                                  -----------------      ------------------

Cash flows used in financing activities:
Repayments on notes payable                                                      -                  (207.1)
Other                                                                            -                    (0.2)
                                                                  -----------------      ------------------

Net cash used in financing activities                                            -                  (207.3)
                                                                  -----------------      ------------------

Net increase in cash and cash equivalents                                     12.1                   201.4
Cash and cash equivalents, beginning of period                               206.4                    17.1
                                                                  -----------------      ------------------

Cash and cash equivalents, end of period                          $          218.5       $           218.5
                                                                  =================      ==================



See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.         THE COMPANY

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.         BANKRUPTCY FILING

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets.

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") in July 2004 and Gaffney, South Carolina in September 2004. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with any degree of certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on our business, creditors or stockholders or when we may emerge from Chapter 11, if at all.

We filed our Chapter 11 plan (the "Plan") with the Court on November 12, 2004. As filed, the Plan provided for an orderly reorganization of the Company and cash distributions to impaired parties and was subject to a vote by eligible ballot holders. Alternatively, the Plan allowed for a sale of all or substantially all of our assets and/or equity interests in the Meldisco business, following notice and a hearing. On July 2, 2005, however, we entered into a settlement agreement with Kmart, which provides for, among other things, the consensual assumption of the Kmart Master Agreement (the "Kmart Settlement"). The Kmart Settlement is subject to Court approval and is currently scheduled for a hearing on August 18, 2005. If the Court approves the Kmart Settlement, we will revise the Plan and accompanying disclosure statement as appropriate.

3.         BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of June results reflect a five week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

The audit of our 2004 consolidated financial statements has commenced and we continue the process of becoming current in our public filings. The audit of fiscal year 2004 may require that additional adjustments be made. In addition, as this period has not been finalized, adjustments or transactions which are identified in 2005 related to 2004 will be reflected in such period.

As a result of the Kmart Settlement, we now anticipate the ability to pay 100% of our pre-petition liabilities in accordance with the Plan, plus interest at the rate of 1.23% per annum. Accordingly, during June 2005, we recorded $2.5 million of interest expense on such liabilities. Of this amount, $1.6 million related to fiscal year 2004 and $0.9 million related to fiscal year 2005 and has been recorded in June. Retained earnings as of May 29, 2005 was adjusted by the aforementioned $1.6 million adjustment. In addition, we recorded a reclassification of $3.1 million in the cumulative filing to date to reflect interest income as a component of Reorganization expense (income) in the condensed consolidated statement of operations.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements. Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

4.         THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended (the "DIP and Exit Facility"), which, among other things, reduced the amount of secured DIP financing to $100.0 million, including a sub-limit for letters of credit, with availability determined by a borrowing base formula based upon inventory and accounts receivable. Pursuant to the DIP and Exit Facility, upon emergence from Chapter 11, we had the option, subject to satisfaction of certain conditions, to convert the DIP and Exit Facility to post-emergence financing which would have provided us with up to $160.0 million in revolving commitments, including a $75.0 million sub-limit for letters of credit.

Effective May 31, 2005, we entered into an amendment to the DIP and Exit Facility (the "Amended DIP and Exit Facility"). The Amended DIP and Exit Facility, among other things, reflects a change in the maturity date for the debtor-in-possession portion of the facility from the earlier of (a) March 4, 2006 or (b) fifteen days following confirmation of the Plan to the earlier of
(c) October 31, 2006 or (d) emergence from Chapter 11. The maturity date of the exit portion of the Amended DIP and Exit Facility is the earlier of (e) thirty-six months after our emergence from Chapter 11 or (f) March 4, 2009.

Our borrowing availability under the Amended DIP and Exit Facility continues to be determined by a formula based upon accounts receivable and inventory. However, pursuant to the amendment, revolving commitments upon emergence from Chapter 11 have been reduced from the aforementioned $160.0 million to $100.0 million, including a $40.0 million sub-limit for letters of credit at our option and upon satisfaction of certain conditions. The conditions to be satisfied prior to emergence from Chapter 11 include the absence of any default or event of default, confirmation of the Plan and occurrence of all conditions related thereto, resolution of all issues related to our assumption of the Master Agreement, our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the Amended DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on quarterly excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


Pursuant to the Amended DIP and Exit Facility we are required to maintain minimum excess availability equal to at least 10% of the borrowing base, as defined, provided, however, that prior to our emergence from Chapter 11, in the event that loans are outstanding, the minimum excess availability requirement will be an amount equal to at least (i) 10% of the borrowing base plus (ii) $20.0 million.

The Amended DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the Amended DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The Amended DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that we maintain with Kmart is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties would result in default or other adverse impact under the Amended DIP and Exit Facility. Upon the request of the Company, the lenders have extended the time for the delivery of the 2004 annual consolidated financial statements and certain compliance certifications until we exit from Chapter 11.

As of July 2, 2005, there were no loans outstanding under the Amended DIP and Exit Facility and outstanding letters of credit thereunder totaled $19.7 million. Letters of credit reduce the borrowing capacity of the Amended DIP and Exit Facility.

5.         DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

With respect to the leases related to these stores (and several additional leases related to the Meldisco business), we employed a group led by Abacus Advisors Group LLC to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $76.8 million prior to mitigation. As of July 2, 2005, we have mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $57.9 million. Of this amount, $4.4 million has been paid through July 2, 2005 resulting in a remaining obligation of $53.5 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis.

During the year following the closing of the sale, if Foot Locker entered into a new lease for any of these store locations, the escrow amount related to that location was paid to us. The escrow amount related to any location for which Foot Locker has not entered into a new lease within one year after the closing was paid to Foot Locker, thereby reducing the purchase price by such amount. As of July 2, 2005, Footlocker has entered into new leases for 12 of the above-mentioned 14 store locations and one store location has been leased by the landlord to a third party. As of July 2, 2005, approximately $9.2 million of the above-mentioned $13.0 million escrow amount has been released to us, approximately $2.2 million has been released to Foot Locker, and approximately $1.6 million remained in escrow. The parties had previously agreed to extend the above-mentioned one year period until July 7, 2005 for the one remaining month-to-month lease but, have been unable to agree to a further extension. Accordingly, the $1.6 million remains in escrow pending the parties resolution of the dispute relating to the release of such funds from escrow.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, we have reported the results of the discontinued Athletic Segment as a separate component of operations. As of July 2, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $21.1 million, which will increase by the amount of the remaining escrowed cash, if such cash is released to us as noted above.

6.         SIGNIFICANT KMART RELATIONSHIP

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart comprise substantially all of our sales and profits.

On July 2, 2005, the Company and Kmart entered into the Kmart Settlement with respect to the assumption, interpretation and amendment of the Master Agreement, dated as of June 9, 1995 (the "Master Agreement"), between the Company and Kmart. The Kmart Settlement allows us to continue operating the footwear departments in Kmart stores pursuant to the Master Agreement, as modified, and is subject to the approval of the Court. Upon approval of the Court, the agreement will be effective as of January 2, 2005. The significant provisions of the Kmart Settlement are as follows:

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


      o     Elimination of all outstanding litigation between Kmart and us.

      o Termination of the Master Agreement at the end of 2008 and the requirement that Kmart will purchase our inventory (but not our brands) at book value, which will allow for an orderly wind down of the business without the need for a complex liquidation and the costs attendant thereto.

            On and as of December 31, 2008, Kmart shall purchase the inventory in all remaining stores (including inventory that is on order but excluding inventory that is damaged, unsaleable and more than four months post-season) from us for an amount equal to the book value of such inventory. We shall vacate such remaining stores and the Master Agreement shall be terminated in its entirety (other than those sections relating to indemnities and choice of law) within seven days thereafter.

      o     Our cure obligation to Kmart is fixed at $45.0 million.

            The cure amount is inclusive of all claims of Kmart, including, without limitation, capital, retained earnings, and retained deficit of all stores that were no longer in operation as of January 1, 2005 and any dividend/excess fee to be paid upon approval of the Court.

      o Payments to Kmart equal to 14.625% of gross sales, as defined; elimination of all other fees/payments; establishment of miscellaneous expense fee equal to $23,500 per store and elimination of Kmart's equity interests in the Shoemart subsidiaries.

            Effective as of January 2, 2005, (i) Kmart's equity interests in the Shoemart Corporations shall be extinguished and, accordingly, Kmart will no longer share in the profits or losses of the Shoemart Corporations. Notwithstanding the foregoing, Kmart shall have one claim ("Capital Claim") against us in respect of each of the existing stores that is operating as of the date the Kmart Settlement is approved by the Court in an amount equal to $11,000 per store. However, Capital Claims not yet due and payable as of the time a termination event, as defined, occurs or at the time a buy-out, as defined, occurs shall be waived in their entirety upon the occurrence of such termination event or buy-out; (ii) we shall be required to pay Kmart a fee equal to 14.625% of the gross sales of the footwear departments. The only other fee that we shall be required to pay Kmart under the Master Agreement shall be a miscellaneous expense fee of $23,500 per store per annum.

      o Establishment of a minimum number of stores in which we will continue to operate a footwear department and a requirement for Kmart to compensate us for all store closures and/or conversions in excess of stipulated amounts.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


            Kmart shall not be permitted to dispose of, close or convert more than 85 existing Kmart stores in 2005, 150 existing Kmart stores in 2006 and 160 Kmart stores per calendar year in 2007 and 2008; provided, that Kmart will be permitted to exceed such numbers of disposition in any year subsequent to 2005 to the extent that the actual number of dispositions in the years prior is less then the number of dispositions permitted in such years; provided, further, that Kmart will not dispose of more than 550 stores in the aggregate during the remaining term of the Master Agreement. Notwithstanding the foregoing limitations, Kmart shall be permitted to dispose of, close or convert any number of Kmart stores at any time to the extent that it pays us, in addition to purchasing the inventory at book value at such store(s) the stipulated loss value of the incremental Kmart stores disposed of above the annual or aggregate numbers permitted under the Agreement; the payment of such stipulated loss value shall be nonrefundable, regardless of the number of dispositions that take place in subsequent periods. Such stipulated loss value of a store shall mean an amount equal to $100,000 in 2005, $60,000 in 2006, $40,000 in 2007 and $20,000 in
            2008. The stipulated loss value shall not be payable in the event the Master Agreement is terminated in accordance with the termination rights as discussed herein.

      o     Reduction of staffing obligations as sales decline.

            We must spend a minimum of 10% of gross sales in the footwear departments on staffing for the stores; provided, that in no event shall the staffing in any store fall below 40 hours per week.

      o Elimination of the performance standards, as defined, in favor of a minimum sales test.

            The Company and Kmart shall have the right to terminate the Master Agreement if the gross sales of the footwear departments are less than $550.0 million in any year, provided that such gross sales minimum shall be reduced by $0.4 million for each store that is closed or converted after the Approval Date. We shall also have the unilateral right to terminate the Master Agreement if either (i) the number of Kmart stores is less than 900 or (ii) the gross sales of the footwear departments is less than $450.0 million calculated quarterly and measured by sales in the four quarters immediately preceding the date of such calculation. In the event of any such termination, Kmart shall purchase from us at book value the inventory at the stores, including inventory that is on order but excluding inventory that is damaged, unsaleable and more than four months post-season.

      o Requirement that Kmart allocate a minimum of 52 weekend Roto advertising pages per year to our products.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


            Had the Kmart Settlement been in effect as of January 2, 2005, the pro forma effects on the condensed consolidated statements of operations for the one month ended and six month period ended July 2, 2005 would be as follows:

                                                        MONTH ENDED JULY 2, 2005               SIX MONTHS ENDED JULY 2, 2005
                                                      AS REPORTED        PRO FORMA             ACTUAL              PRO FORMA
                                                   ------------------ -----------------   ------------------   ------------------
Net sales                                          $            75.3  $           75.3    $           347.4    $           347.4
Cost of sales                                                   48.2              50.4                222.0                233.6
                                                   ------------------ -----------------   ------------------   ------------------
Gross profit                                                    27.1              24.9                125.4                113.8

Store operating, selling, general and
   administrative expenses                                      20.7              20.8                102.0                102.4
Depreciation and amortization                                    0.6               0.6                  3.7                  3.7
Interest expense                                                 0.9               0.9                  1.5                  1.5
                                                   ------------------ -----------------   ------------------   ------------------
Income (loss) before reorganization expenses                     4.9               2.6                 18.2                  6.2

Reorganization expenses (income):
Store closing and related asset impairment costs                 0.1               0.1                 (0.1)                (0.1)
Interest income                                                 (0.6)             (2.6)                (2.6)                (2.6)
Professional fees                                                2.9               0.9                 12.0                 12.0
                                                   ------------------ -----------------   ------------------   ------------------
Total reorganization expenses                                    2.4              (1.6)                 9.3                  9.3
                                                   ------------------ -----------------   ------------------   ------------------
Income (loss) before income taxes and minority
   interests                                                     2.5               4.2                  8.9                 (3.1)
Provision (benefit) for income taxes                             0.8                 -                  0.8                 (0.2)
                                                   ------------------ -----------------   ------------------   ------------------
Income (loss) before minority interests and
   discontinued operations                                       1.7               4.2                  8.1                 (2.9)

Minority interests in net income                                (1.4)                -                 (1.6)                   -
Loss from discontinued Athletic segment                         (0.6)             (0.6)                (0.7)                (0.7)
                                                   ------------------ -----------------   ------------------   ------------------

Net (loss) income                                  $            (0.3) $            3.6    $             5.8    $            (3.6)
                                                   ================== =================   ==================   ==================

7.         LIABILITIES SUBJECT TO COMPROMISE

In our condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of our pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


8.         LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

The Company and the named plaintiffs mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. On June 14, 2005, the court approved the settlement and dismissed the action with prejudice.

9.         REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $2.9 million and $36.9 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.2 million for the current period and filing to date period, respectively, are included in loss from discontinued Athletic Segment.

10.        INCOME TAXES

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

We recorded a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, we provide for federal and state income taxes on these earnings.

Upon approval of the court, the Kmart Settlement will allow us to include all subsidiaries in the consolidated tax group thereby allowing us to utilize a portion of our net operating losses going forward, subject to profitability and certain limitations.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.        ACTUARIAL DETERMINED LIABILITIES

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


12.        CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                  July 2, 2005

                                                                    SCHEDULE 1

                                                         Athletic          Meldisco
                                                         Division          Division         Corporate            Total
                                                      --------------    --------------    --------------    -----------------
ASSETS
Current Assets:
Cash and cash equivalents                             $        (1.8)    $       219.7     $         0.6     $          218.5
Amounts due from retail sales                                     -              11.0                 -                 11.0
Accounts receivable, net                                          -               3.3               0.6                  3.9
Inventories                                                       -             112.0              (2.8)               109.2
Prepaid expenses and other current assets                         -              25.3               3.7                 29.0
Intercompany                                                  231.3             344.7            (576.0)                   -
                                                      --------------    --------------    --------------    -----------------
Total current assets                                          229.5             716.0            (573.9)               371.6

Property and equipment, net                                       -              32.1                 -                 32.1
Intangible assets, net                                            -                 -              10.3                 10.3
Deferred charges and other assets                                 -               2.3                 -                  2.3
                                                      --------------    --------------    --------------    -----------------
Total Assets                                          $       229.5     $       750.4     $      (563.6)    $          416.3
                                                      ==============    ==============    ==============    =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject To Compromise:
Accounts payable                                      $        (3.2)    $        73.5     $        (1.4)    $           68.9
Accrued expenses                                                2.2              36.5              (0.7)                38.0
Taxes payable                                                   3.0               6.0               3.6                 12.6
                                                      --------------    --------------    --------------    -----------------
Total current liabilities                                       2.0             116.0               1.5                119.5
Long-term liabilities                                             -              37.2                 -                 37.2
                                                      --------------    --------------    --------------    -----------------
Total liabilities not subject to compromise                     2.0             153.2               1.5                156.7
                                                      --------------    --------------    --------------    -----------------
Liabilities subject to compromise:
Secured liabilities                                               -               7.1                 -                  7.1
Unsecured liabilities                                         108.8              47.5               0.1                156.4
Minority interests                                                -              13.2                 -                 13.2
                                                      --------------    --------------    --------------    -----------------
Total liabilities subject to compromise                       108.8              67.8               0.1                176.7
                                                      --------------    --------------    --------------    -----------------

Minority interests                                                -              19.6                 -                 19.6
                                                      --------------    --------------    --------------    -----------------
Total Liabilities                                             110.8             240.6               1.6                353.0
                                                      --------------    --------------    --------------    -----------------

Shareholders' Equity (Deficit):
Common stock                                                      -                 -               0.3                  0.3
Additional paid-in capital                                    269.5             216.9            (143.5)               342.9
Treasury stock                                                    -                 -            (310.6)              (310.6)
Unearned compensation                                             -              (0.3)                -                 (0.3)
Retained earnings (deficit)                                  (150.8)            293.2            (111.4)                31.0
                                                      --------------    --------------    --------------    -----------------
Total Shareholders' Equity (Deficit)                          118.7             509.8            (565.2)                63.3
                                                      --------------    --------------    --------------    -----------------
Total Liabilities and Shareholders' Equity (Deficit)  $       229.5     $       750.4     $      (563.6)    $          416.3
                                                      ==============    ==============    ==============    =================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For The Period From May 28, 2005 To July 2, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                    SCHEDULE 2

                                                       Athletic           Meldisco
                                                       Division           Division        Corporate              Total
                                                   -----------------   --------------   --------------     ------------------
Net sales                                          $              -    $        75.3    $           -      $            75.3
Cost of sales                                                     -             49.6             (1.4)                  48.2
                                                   -----------------   --------------   --------------     ------------------
Gross profit                                                      -             25.7              1.4                   27.1

Store operating, selling, general and
   administrative expenses                                        -             20.5              0.2                   20.7
Depreciation and amortization                                     -              0.6                -                    0.6
Interest expense                                                  -              0.9                -                    0.9
                                                   -----------------   --------------   --------------     ------------------
Income before reorganization expenses                             -              3.7              1.2                    4.9
                                                   -----------------   --------------   --------------     ------------------

Reorganization expenses (income):
Store and distribution center closing and
   related asset impairment costs                                 -              0.1                -                    0.1
Interest income                                                   -             (0.6)               -                   (0.6)
Professional fees                                                 -              2.9                -                    2.9
                                                   -----------------   --------------   --------------     ------------------
Total reorganization expenses                                     -              2.4                -                    2.4
                                                   -----------------   --------------   --------------     ------------------

Income before income taxes and minority interests                 -              1.3              1.2                    2.5
Provision for income taxes                                        -              0.8                -                    0.8
                                                   -----------------   --------------   --------------     ------------------
Income before minority interests and discontinued
   operations                                                     -              0.5              1.2                    1.7

Minority interests in net income of subsidiaries                  -             (1.4)               -                   (1.4)
Loss from discontinued Athletic Segment                        (0.6)               -                -                   (0.6)
                                                   -----------------   --------------   --------------     ------------------

Net (loss) income                                  $           (0.6)   $        (0.9)   $         1.2      $            (0.3)
                                                   =================   ==============   ==============     ==================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report



                                                                    SCHEDULE 3


Total Disbursements by Debtor Entity
For the Period From May 29, 2005 to July 2, 2005 amounted to $48.353 million.




See attached Exhibit 1 for details on an entity-by-entity basis.
--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                        Jointly Administered

                                   Exhibit #1
                               JUNE MOR SCHEDULE 3
                               -------------------

                                                                                                                   TOTAL
CASE NO. 04-                                                DEBTOR                                             DISBURSEMENTS
22350                     Footstar, Inc.                                                                                  0
22351                     Footstar Corporation                                                                   23,365,336
22352                     Apache-Minnesota Thom Mcan, Inc.                                                                0
22353                     ATHLETIC ATTIC OF TEXAS, INC.                                                                   0
22354                     Athletic Center, Inc.                                                                         100
22355                     Feet Center, Inc.                                                                               0
22356                     Feet of Colorado, Inc.                                                                          0
22357                     Footaction Center, Inc.                                                                         0
22358                     Footstar Center, Inc.                                                                           0
22359                     FWS I, INC.                                                                                     0
22360                     FWS II, INC.                                                                                    0
22361                     LFD I, INC.                                                                                     0
22362                     LFD II, INC.                                                                                    0
22363                     Mall of America Fan Club, Inc.                                                                  0
22364                     Meldisco H.C., Inc.                                                                        50,533
22365                     Miles Shoes Meldisco Lakewood, Colorado, Inc.                                              27,165
22366                     SHOE ZONE CENTER, INC.                                                                          0
22367                     STELLAR WHOLESALING, INC.                                                                   1,279
22368                     Nevada Feet, Inc.                                                                               0
22369                     CONSUMER DIRECT WAUSAU, INC.                                                                    0
22370                     CD SERVICES LLC                                                                                 0
22371                     Footstar HQ, LLC                                                                                0
22372                     FA SALES LLC                                                                                    0
22373                     CDIRECT, INC.                                                                                   0
22374                     LFD Operating, Inc.                                                                             0
22375                     LFD Today, Inc.                                                                                 0
22376                     Feet HQ, Inc.                                                                             446,385
22377                     FA HQ, Inc.                                                                                 1,150
22378                     AP LLC                                                                                          0
27000                     MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                                  0
27001                     MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                              0
27002                     MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                   0
27003                     MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                            0
27004                     MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                        0
27005                     MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                              0
27006                     MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                          0
27007                     MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                                  0
27008                     MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                      0
27009                     MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27010                     MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                               0
27011                     MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                              0
27012                     MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                                0
27013                     MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                       0
27014                     MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                             0
27015                     MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                                 0
27016                     MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                                 0
27017                     MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                      55
27018                     MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                               0
27019                     MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                   0
27020                     MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                      0
27021                     MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                            212
27022                     MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                              260
27023                     MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                                0
27024                     MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                   0
27025                     MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                  152
27026                     MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                              51
27027                     MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                                 200
27028                     MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                          174
27029                     MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                                 0
27030                     MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                      0
27031                     MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                   0
27032                     MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                                 0
27033                     MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                                 0
27034                     MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                   0
27035                     MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                        0
27036                     MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                               0
27037                     MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                    0
27038                     MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                   0
27039                     MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                               0
27040                     SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                           0
27041                     SHOE ZONE #8415                                                                                 0
27042                     MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                             294
27043                     SHOE ZONE #8414                                                                                 0
27044                     MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                             304
27045                     SHOE ZONE FAIRWAY CENTER, INC.                                                                  0
27046                     SHOE ZONE #8418                                                                                 0
27047                     SHOE ZONE 8432, INC.                                                                            0
27048                     MELDISCO/PAY LESS YELM, WA., INC.                                                             309
27049                     MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                  58
27050                     SHOE ZONE 8439, INC.                                                                            0
27051                     MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                         396
27052                     MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                         13,851
27053                     MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                         358
27054                     MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                             271
27056                     MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                               260
27057                     SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                                 0
27058                     SHOE ZONE #8412                                                                                 0
27059                     MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                              283

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27060                     MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                       507
27061                     MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                      259
27062                     SHOE ZONE 8428, INC.                                                                            0
27063                     SHOE ZONE 8421, INC.                                                                            0
27064                     MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                              372
27065                     MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                                  0
27067                     SHOE ZONE 8436, INC.                                                                            0
27068                     WESTHEIMER SHOE ZONE, INC.                                                                      0
27069                     SHOE ZONE 8433, INC.                                                                            0
27070                     MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                    0
27071                     MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                              157
27072                     MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                          203
27073                     MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                      360
27074                     MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                       995
27075                     SUNLAND SHOE ZONE, INC.                                                                         0
27076                     SHOE ZONE #8400                                                                                 0
27077                     SHOE ZONE #8401                                                                                 0
27078                     SHOE ZONE #8402                                                                                 0
27079                     SHOE ZONE #8403                                                                                 0
27080                     MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                              563
27081                     SHOE ZONE #8419                                                                                 0
27082                     SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                    0
27083                     MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                               253
27084                     SHOE ZONE #8406                                                                                 0
27085                     SHOE ZONE #8404                                                                                 0
27086                     SHOE ZONE #8407                                                                                 0
27087                     SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                             0
27088                     SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                   0
27089                     SHOE ZONE 8435, INC.                                                                            0
27090                     MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                                179
27091                     SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                              150
27092                     MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                              0
27093                     MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                      0
27094                     MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                      0
27095                     MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                               0
27096                     MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                           0
27097                     MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                                  0
27098                     MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                               0
27099                     MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                      0
27100                     MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                     0
27101                     MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                    0
27102                     MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                    0
27103                     MELDISCO/PAY LESS SANDY, UT., INC.                                                            244
27104                     MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                               0
27105                     MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                      0
27106                     MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                    0
27107                     MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                   0
27108                     MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                             0
27109                     MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27110                     MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                        0
27111                     MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                                0
27112                     MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                           0
27113                     MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                                  0
27114                     MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                                0
27115                     MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                              0
27116                     KLECKLEY AVENUE SHOE ZONE, INC.                                                                 0
27117                     MELDISCO - MCE 100 MAIN ST., NY., INC.                                                          0
27118                     MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                         0
27119                     MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                      0
27120                     MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                       0
27121                     MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                    0
27122                     MELDISCO - GORD 4401 27TH ST., IL., INC.                                                        0
27123                     MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                                 0
27124                     MELDISCO - GORD 4600 VINE ST., NE., INC.                                                        0
27125                     MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                                  0
27126                     BELLAIRE GESSNER SHOE ZONE, INC.                                                                0
27127                     MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                     0
27128                     SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                             150
27129                     MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                     0
27130                     MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                     0
27131                     MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                                  0
27132                     MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                   0
27133                     MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                       0
27134                     MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                       0
27135                     MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                           0
27136                     MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                      0
27137                     MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                    0
27138                     MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                    0
27139                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                      0
27140                     MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                   0
27141                     MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                    0
27142                     MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                                 0
27143                     MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                              0
27144                     MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                       397
27145                     MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                               268
27146                     MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                              137
27147                     MELDISCO/PAY LESS CANBY, OR., INC.                                                            235
27148                     MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                         555
27149                     MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                  203
27150                     MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                              278
27151                     MELDISCO/PAY LESS BREMERTON, WA., INC.                                                        355
27152                     MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                      116
27153                     MELDISCO/PAY LESS BLAINE, WA., INC.                                                           121
27154                     MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                  749
27155                     MELDISCO/PAY LESS ASHLAND, OR., INC.                                                          319
27156                     MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                      141
27157                     MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                       186
27158                     MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                            147

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27159                     MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                             280
27160                     MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                              748
27161                     MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                                 152
27162                     MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                                 176
27163                     MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                                0
27164                     MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                     0
27165                     MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                    0
27166                     MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                                0
27167                     MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                             375
27168                     MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                                 166
27169                     MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                   356
27170                     MELDISCO - MCE 420 FULTON ST., NY., INC.                                                        0
27171                     MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                    0
27172                     MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                          355
27173                     MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                              404
27174                     MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                    0
27175                     MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                     0
27176                     MELDISCO/PAY LESS ANACORTES, WA., INC.                                                        584
27177                     MELDISCO/PAY LESS ALOHA, OR., INC.                                                              0
27178                     MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                         393
27179                     MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                   493
27180                     Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                      9
27181                     MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                      417
27182                     MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                   0
27183                     MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                   533
27184                     MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                             0
27185                     MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                            0
27186                     MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                                  0
27187                     MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                           0
27188                     ROCKLAND PLAZA SHOE ZONE, INC.                                                                  0
27189                     NORTHLINE MALL SHOE ZONE, INC.                                                                  0
27190                     MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                   0
27191                     MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                    0
27192                     MELDISCO - MCW 414 K ST., CA., INC.                                                             0
27193                     MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                               0
27194                     MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                      0
27195                     MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                            0
27196                     SHARPSTOWN SHOE ZONE, INC.                                                                      0
27197                     MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                             182
27198                     MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                                  304
27199                     MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                       225
27200                     MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                     232
27201                     MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                    0
27202                     MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                                  0
27203                     MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                     0
27204                     MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                               0
27205                     MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                                  0
27206                     MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                     0
27207                     MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27208                     MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                          423
27209                     MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                             56
27210                     MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                  129
27211                     MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                   343
27212                     MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                              61
27213                     MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                               545
27214                     MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                  289
27215                     MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                               278
27216                     MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                          192
27217                     MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                               365
27218                     MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                               140
27219                     MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                              182
27220                     MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                    0
27221                     MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                     0
27222                     MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                                0
27223                     MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                            0
27224                     MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                      383
27225                     MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                  341
27226                     MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                             382
27227                     MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                              171
27228                     MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                     0
27229                     MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                    235
27230                     MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                           282
27231                     MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                   0
27232                     MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                     217
27233                     MELDISCO/PAY LESS PULLMAN, WA., INC.                                                          180
27234                     MELDISCO/PAY LESS RENTON, WA., INC.                                                             0
27235                     MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                         0
27236                     MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                                 0
27237                     MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                   0
27238                     MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                                  0
27239                     MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                    0
27240                     MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                      0
27241                     MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                         0
27242                     MELDISCO/PAY LESS STANWOOD, WA., INC.                                                       1,004
27243                     MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                                204
27244                     MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                           305
27245                     MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                    711
27246                     MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                               164
27247                     MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                             174
27248                     MELDISCO/PAY LESS 12TH ST, CO., INC.                                                          219
27249                     MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                              199
27250                     MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                               314
27251                     MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                    176
27252                     MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                                 254
27253                     MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                               174
27254                     MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                                373
27255                     MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                            240
27256                     MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                            460

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27257                     MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                     627
27258                     MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                       366
27259                     MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                      222
27260                     MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                               272
27261                     MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                   551
27262                     MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                                  642
27263                     MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                                416
27264                     MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                  209
27265                     MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                                 463
27266                     MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                   363
27267                     MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                                 43
27268                     MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                            312
27269                     MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                              163
27270                     MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                                 311
27271                     MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                              259
27272                     MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                     0
27273                     MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                           169
27274                     MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                               367
27275                     MELDISCO/PAY LESS YUMA, AZ., INC.                                                             159
27276                     MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                              403
27277                     MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                 191
27278                     MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                                222
27279                     MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                    177
27280                     MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                    1,084
27281                     MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                     265
27282                     MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                         198
27283                     MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                   179
27284                     MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                         23
27285                     MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                   207
27286                     MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                    264
27287                     MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                   178
27288                     MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                           769
27289                     MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                               57
27290                     MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                  113
27291                     MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                      67
27292                     MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                                 589
27293                     MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                  171
27294                     MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                         169
27295                     MELDISCO/PAY LESS LITTLETON, CO., INC.                                                        658
27296                     MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                     0
27297                     MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                    0
27298                     MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                              426
27299                     MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                                 330
27300                     MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                     660
27301                     MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                    120
27302                     MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                       0
27303                     MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                               219
27304                     Galleria Pavilion Feet, Inc.                                                                    0
27305                     MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                                  548

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                     MELDISCO K-M MCGALLIARD RD IND INC                                                         12,010
27307                     MELDISCO K-M LANCASTER, OHIO, INC.                                                         12,217
27308                     MELDISCO K-M MIAMI, FLA., INC.                                                             35,970
27309                     MELDISCO K-M MADAWASKA, MAINE, INC.                                                         6,354
27310                     MELDISCO K-M MARATHON, FLA., INC.                                                          12,883
27311                     MELDISCO K-M MARTINEZ, GA., INC.                                                           12,020
27312                     MELDISCO K-M JESUP, GA., INC.                                                              11,811
27313                     MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                                  9,514
27314                     MELDISCO K-M HURON, S.D., INC.                                                              7,956
27315                     MELDISCO K-M HOLYOKE, MASS., INC.                                                          28,482
27316                     MELDISCO K-M HIGHWAY 58, TENN., INC.                                                        9,224
27317                     MELDISCO K-M CONNERSVILLE IND INC                                                           5,296
27318                     MELDISCO K-M LACEY, WASH., INC.                                                            12,001
27319                     MELDISCO K-M KINGMAN, ARIZ., INC.                                                          16,823
27320                     MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                         7,446
27321                     MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                                 10,735
27322                     MELDISCO K-M MOORESTOWN, N.J., INC.                                                        12,957
27323                     MELDISCO K-M LAKE ST., MINN., INC.                                                         29,329
27324                     MELDISCO K-M DEPEW, N.Y., INC.                                                             19,568
27325                     MELDISCO K-M DAVENPORT, IA., INC.                                                           5,684
27326                     MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                    11,912
27327                     MELDISCO K-M FRANKFORT, KY., INC.                                                           7,034
27328                     MELDISCO K-M FAIRHAVEN, MASS., INC.                                                        22,183
27329                     MELDISCO K-M ELKTON, MD., INC.                                                             10,567
27330                     MELDISCO K-M DOUGLASVILLE, GA., INC.                                                        8,099
27331                     MELDISCO K-M SMITHFIELD, N.C., INC.                                                         6,693
27332                     MELDISCO K-M HERTEL AVE., N.Y., INC.                                                       21,966
27333                     MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                     7,536
27334                     MELDISCO K-M SPRINGFIELD, ORE., INC.                                                           50
27335                     MELDISCO K-M SOLON, OHIO, INC.                                                              7,792
27336                     MELDISCO K-M ALGONA, IOWA, INC.                                                             6,731
27337                     CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                     11,367
27338                     MELDISCO K-M WOODBURY AVE., N.H., INC.                                                      8,523
27339                     MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                                11,859
27340                     MELDISCO K-M SUPERIOR, WISC., INC.                                                          8,072
27341                     MELDISCO K-M ANAHEIM, CAL., INC.                                                           26,242
27342                     MELDISCO K-M BEAUFORT, S.C., INC.                                                          15,203
27343                     MELDISCO K-M AURORA AVE., WASH., INC.                                                      19,952
27344                     MELDISCO K-M ARAMINGO AVE., PA., INC.                                                      40,503
27345                     MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                  331
27346                     MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                               267
27347                     MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                             310
27348                     MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                  120
27349                     MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                    365
27350                     MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                              189
27351                     MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                            156
27352                     MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                          12
27353                     MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                                215
27354                     MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                               386

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27355                     MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                  89
27356                     MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                         205
27357                     MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                           435
27358                     MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                                241
27359                     MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                                305
27360                     MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                               177
27361                     MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                                264
27362                     MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                                  569
27363                     MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                               343
27364                     MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                  356
27365                     MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                                 541
27366                     MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                             416
27367                     MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                                 83
27368                     MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                             0
27369                     MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                              1,330
27370                     MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                                  303
27371                     MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                               223
27372                     MELDISCO/PAY LESS EDMONDS, WA., INC.                                                          294
27373                     MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                           499
27374                     MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                              456
27375                     MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                            111
27376                     MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                               447
27377                     MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                  506
27378                     MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                       419
27379                     MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                             439
27380                     MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                              272
27381                     MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                                345
27382                     MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                         324
27383                     MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                    215
27384                     MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                          332
27385                     MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                           343
27386                     MELDISCO/PAY LESS SEASIDE, OR., INC.                                                          870
27387                     MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                     499
27388                     MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                          327
27389                     MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                       290
27390                     MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                     343
27391                     MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                             164
27392                     MELDISCO/PAY LESS 7000 SO., UT., INC.                                                         219
27393                     MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                               149
27394                     MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                                 106
27395                     MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                                139
27396                     MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                            171
27397                     MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                          185
27398                     MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                                   0
27399                     MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                            178
27400                     MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                                148
27401                     MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                     116
27402                     MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                         0
27403                     MELDISCO/PAY LESS 3300 SO., UT., INC.                                                         131

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27404                     MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                   146
27405                     MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                   105
27406                     MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                               896
27407                     MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                        122
27408                     MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                       261
27409                     MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                  117
27410                     MELDISCO/PAY LESS SEDONA, AZ., INC.                                                           710
27411                     MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                       173
27412                     MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                     179
27413                     MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                          0
27414                     MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                       141
27415                     MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                     207
27416                     MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                            310
27417                     MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                               0
27418                     MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                               90
27419                     MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                             200
27420                     MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                              125
27421                     MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                                 61
27422                     MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                                241
27423                     MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                              585
27424                     MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                              635
27425                     MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                     302
27426                     MELDISCO/PAY LESS LACEY, WA., INC.                                                            256
27427                     MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                         404
27428                     MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                       240
27429                     MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                     364
27430                     MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                     279
27431                     MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                      124
27432                     MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                               336
27433                     MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                           220
27434                     MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                    271
27435                     MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                           0
27436                     MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                          181
27437                     MELDISCO/PAY LESS COLFAX, CO., INC.                                                           287
27438                     MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                        340
27439                     MELDISCO/PAY LESS BROADWAY, CO., INC.                                                         248
27440                     MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                            261
27441                     MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                             25
27442                     MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                            218
27443                     MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                          96
27444                     MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                               192
27445                     MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                             211
27446                     MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                   677
27447                     MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                   253
27448                     MELDISCO/PAY LESS CALDWELL, ID., INC.                                                         162
27449                     MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                        291
27450                     MELDISCO/PAY LESS BOULDER, CO., INC.                                                          122
27451                     MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                         77
27452                     MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                     96

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27453                     MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                                147
27454                     MELDISCO/PAY LESS OREM, UT., INC.                                                              54
27455                     MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                    287
27456                     MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                             240
27457                     MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                   1,289
27458                     MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                                  595
27459                     MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                               143
27460                     MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                        345
27461                     MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                                258
27462                     MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                   167
27463                     MELDISCO/PAY LESS DENVER, CO., INC.                                                           164
27464                     MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                  183
27465                     MELDISCO/PAY LESS GREELEY, CO., INC.                                                          193
27466                     MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                                312
27467                     MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                            202
27468                     MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                 148
27469                     MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                             155
27470                     MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                         105
27471                     MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                                 238
27472                     MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                       293
27473                     MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                    387
27474                     MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                               236
27475                     MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                              373
27476                     MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                            381
27477                     MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                            446
27478                     MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                  404
27479                     MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                       232
27480                     MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                                334
27481                     MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                            292
27482                     MELDISCO/PAY LESS 28TH ST., CO., INC.                                                          66
27483                     MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                           377
27484                     MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                               244
27485                     MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                           0
27486                     MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                               0
27487                     MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                               222
27488                     MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                              296
27489                     MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                      51
27490                     MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                  120
27491                     MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                               147
27492                     MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                      256
27493                     MELDISCO/PAY LESS 24TH ST., UT., INC.                                                         218
27494                     MELDISCO/PAY LESS 635 EAST, UT., INC.                                                       1,025
27495                     MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                              141
27496                     MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                         344
27497                     MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                     213
27498                     MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                                662
27499                     MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                   210
27500                     Valley View Shopping Ctr. Footaction, Inc.                                                      0
27501                     Washington Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27502                     Southwest Center Footaction, Inc.                                                               0
27503                     MELDISCO K-M MURRELLS INLET, SC., INC.                                                     14,111
27504                     La Plaza Mall Footaction, Inc.                                                                  0
27505                     BERKLEY MALL FOOTACTION, INC.                                                                   0
27506                     Parkdale Mall Footaction, Inc.                                                                  0
27507                     Ocean County Mall Footaction, Inc.                                                              0
27508                     Puente Hills Footaction, Inc.                                                                   0
27509                     Mall of Americas Footaction, Inc.                                                               0
27510                     Mall St. Vincent Footaction, Inc.                                                               0
27511                     Forest Village Park Footaction, Inc.                                                            0
27512                     Washington Square Footaction, Inc.                                                              0
27513                     Acadiana Footaction, Inc.                                                                       0
27514                     Albany Mall Footaction, Inc.                                                                  614
27515                     Albuquerque Footaction, Inc.                                                                    0
27516                     Aurora Footaction, Inc.                                                                         0
27517                     Baldwin Hills Footaction, Inc.                                                                  0
27518                     Bergen Footaction, Inc.                                                                       100
27519                     The Parks Footaction, Inc.                                                                      0
27520                     Stony Brook Footaction, Inc.                                                                    0
27521                     St. Louis Center Footaction, Inc.                                                               0
27522                     South Park Mall Footaction, Inc.                                                                0
27523                     COLUMBIA FOOTACTION, INC.                                                                       0
27524                     Collin Creek Footaction, Inc.                                                                   0
27525                     Birchwood Mall Footaction, Inc.                                                                 0
27526                     Hanes Mall Footaction, Inc.                                                                     0
27527                     Tulsa Promenade Footaction, Inc.                                                                0
27528                     MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                      0
27529                     Westfarms Open Country, Inc.                                                                   75
27530                     Cumberland Mall Footaction, Inc.                                                               30
27531                     Eagle Ridge Footaction, Inc.                                                                    0
27532                     Almeda Footaction, Inc.                                                                         0
27533                     EASTLAND MALL FOOTACTION, INC.                                                                  0
27534                     Edison Mall Footaction, Inc.                                                                    0
27535                     Topanga Footaction, Inc.                                                                        0
27536                     So. Orange Ave. Open Country, Inc.                                                              0
27537                     MELDISCO K-M 901-99 MARKET ST., PA., INC.                                                  30,930
27538                     MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                  20,039
27539                     White Plains Galleria Footaction, Inc.                                                          0
27540                     Willowbrook Mall Footaction, Inc.                                                               0
27541                     MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                   599
27542                     HOMEWOOD, ILL., MELDISCO K-M, INC.                                                         41,766
27543                     BELLEVILLE, IL., MELDISCO K-M, INC.                                                        11,199
27544                     Madison Square Mall Footaction, Inc.                                                            0
27545                     The Plaza Footaction, Inc.                                                                    446
27546                     Rio-West Mall Footaction, Inc.                                                                  0
27547                     Rock Hill Mall Footaction, Inc.                                                                 0
27548                     Signal Hill Mall Footaction, Inc.                                                               0
27549                     Las Americas Footaction, Inc.                                                                   0
27550                     16300 HARLEM, IL., MELDISCO K-M, INC.                                                      38,860

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27551                     CRESTWOOD, IL., MELDISCO K-M, INC.                                                         12,075
27552                     MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                               23,011
27553                     MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                    26,641
27554                     MELDISCO K-M 200 KENT LANDING, MD., INC.                                                   16,942
27555                     MELDISCO K-M 19TH ST., TX., INC.                                                           16,582
27556                     COURT ST., ILL., MELDISCO K-M, INC.                                                        23,170
27557                     MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                     50,046
27558                     MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                   21,842
27559                     MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                   21,700
27560                     MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                   15,914
27561                     MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                                19,637
27562                     MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                   13,057
27563                     MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                     654
27564                     MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                                   0
27565                     MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                 30,691
27566                     MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                              14,197
27567                     MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                                 54,237
27568                     MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                                 35,934
27569                     MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                                 27,854
27570                     MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                               11,504
27571                     MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                                22,971
27572                     MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                          0
27573                     MELDISCO K-M 8TH ST., FL., INC.                                                            30,500
27574                     MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                             8,273
27575                     MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                               7,876
27576                     MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                     12,381
27577                     MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                                104,185
27578                     MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                                10,443
27579                     MELDISCO K-M 104 DANBURY RD., CT., INC.                                                         0
27580                     MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                                 21,242
27581                     MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                       19,603
27582                     MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                            21,148
27583                     MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                      36,558
27584                     CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                                24,736
27585                     MELDISCO K-M 511 W. SANILAC, MI., INC.                                                     12,323
27586                     MELDISCO K-M MIDWAY PARK, N.C., INC.                                                        8,162
27587                     MELDISCO K-M 480 WEST ST., N.H., INC.                                                           0
27588                     MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                             18,041
27589                     MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                   25,324
27590                     MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                               24,394
27591                     MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                   41,556
27592                     MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                               47,418
27593                     MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                   9,584
27594                     MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                      0
27595                     MELDISCO K-M 10501 PINES BLVD., FL., INC.                                                  27,601
27596                     MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                       16,548
27597                     MELDISCO K-M MITCHELL, S.D., INC.                                                           7,984
27598                     MELDISCO K-M LOS BANOS, CA., INC.                                                          14,315
27599                     MELDISCO K-M LUFKIN, TX., INC.                                                             10,564

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27600                     MELDISCO K-M LUMBERTON, N.C., INC.                                                         12,223
27601                     MELDISCO K-M LOCK HAVEN, PA., INC.                                                          7,808
27602                     MELDISCO K-M LONG BEACH, MS., INC.                                                         14,632
27603                     MELDISCO K-M LORAIN, OH., INC.                                                             20,032
27604                     MELDISCO K-M LARAMIE, WY., INC.                                                             6,314
27605                     MELDISCO K-M MALONE, N.Y., INC.                                                            14,588
27606                     MELDISCO K-M MAPLEWOOD, MO., INC.                                                          17,678
27607                     MELDISCO K-M MARKET PLACE, AL., INC.                                                        9,210
27608                     MELDISCO K-M MARSHALL, MN., INC.                                                            4,892
27609                     FOREST PARK, IL., MELDISCO K-M, INC.                                                       27,914
27610                     FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                  13,358
27611                     MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                   22,096
27612                     MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                            55,496
27613                     MELDISCO K-M MONROE, N. C., INC.                                                           15,339
27614                     MELDISCO K-M WEST 3RD ST IND INC                                                           10,466
27615                     MELDISCO K-M GROVE CITY, OH., INC.                                                         16,343
27616                     MELDISCO K-M 2828 N BROADWAY IND INC                                                        8,424
27617                     MELDISCO K-M BROOKLAWN, N.J., INC.                                                         22,873
27618                     MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                    27,129
27619                     MELDISCO K-M WEBSTER, MASS., INC.                                                          19,616
27620                     MELDISCO K-M CLARION, PA., INC.                                                            10,039
27621                     MELDISCO K-M TULLAHOMA, TENN., INC.                                                        10,035
27622                     MELDISCO K-M THORNDALE, PA., INC.                                                           9,622
27623                     EFFINGHAM, ILL., MELDISCO K-M, INC.                                                         9,408
27624                     MELDISCO K-M CLEVELAND RD., GA., INC.                                                      16,326
27625                     STEGER, ILL., MELDISCO K-M, INC.                                                           18,634
27626                     MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                                8,974
27627                     MELDISCO K-M SPANISH FORK, UTAH, INC.                                                       8,110
27628                     MELDISCO K-M RHINELANDER, WISC., INC.                                                       5,479
27629                     MELDISCO K-M BARBERTON, OHIO, INC.                                                         16,215
27630                     BELVIDERE, ILL., MELDISCO K-M, INC.                                                         9,458
27631                     MELDISCO K-M MILFORD, CT., INC.                                                            28,693
27632                     MELDISCO K-M WADSWORTH, OHIO, INC.                                                          9,794
27633                     MELDISCO K-M EL PASO, TX., INC.                                                            34,205
27634                     MELDISCO K-M EPHRATA, PA., INC.                                                            18,036
27635                     MELDISCO K-M SOMERVILLE, MASS., INC.                                                       38,754
27636                     MELDISCO K-M MANDEVILLE, LA., INC                                                          17,249
27637                     MELDISCO K-M JONESBORO, ARK., INC.                                                         11,992
27638                     MELDISCO K-M HUNT RD., OHIO, INC.                                                          11,050
27639                     MELDISCO K-M LOVELAND, COLO., INC.                                                         11,260
27640                     SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                                 19,709
27641                     VERMILION ST., ILL., MELDISCO K-M, INC.                                                    10,481
27642                     STERLING, ILL., MELDISCO K-M, INC.                                                          8,210
27643                     SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                       9,689
27644                     ROCKFORD, ILL., MELDISCO K-M, INC.                                                          9,122
27645                     QUINCY, ILL., MELDISCO K-M, INC.                                                           15,957
27646                     PERU TWP., ILL., MELDISCO K-M, INC.                                                         8,235
27647                     PEKIN ILL., MELDISCO K-M, INC.                                                             12,072
27648                     PALATINE, ILL., MELDISCO K-M, INC.                                                            769

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27649                     NAPERVILLE, ILL., MELDISCO K-M, INC.                                                       15,802
27650                     MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                    23,958
27651                     MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                     15,133
27652                     MELDISCO K-M DEWITT, N.Y., INC.                                                            13,417
27653                     MELDISCO K-M DIVISION ST. W. VA., INC.                                                     10,033
27654                     MELDISCO K-M DONELSON, TENN, INC.                                                          13,933
27655                     MELDISCO K-M DOTHAN, ALA., INC.                                                             9,185
27656                     MELDISCO K-M DOVER, DEL., INC.                                                             12,751
27657                     MELDISCO K-M DULUTH, MINN., INC.                                                            6,329
27658                     MELDISCO K-M E. 51ST ST., OKLA., INC.                                                       8,658
27659                     MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                   22,534
27660                     MELDISCO K-M E. BROAD ST., ALA., INC.                                                       8,506
27661                     MELDISCO K-M E. HIGH ST., PA., INC.                                                         9,628
27662                     MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                      16,981
27663                     MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                    24,738
27664                     MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                          9,848
27665                     MELDISCO K-M ENID, OKLA., INC.                                                             13,495
27666                     MELDISCO K-M EXTON, PA., INC.                                                               7,005
27667                     MELDISCO K-M CLEMENTON, N.J., INC.                                                         18,823
27668                     MELDISCO K-M COLISEUM BLVD N IND INC                                                       14,091
27669                     MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                         0
27670                     MELDISCO K-M CONCORD AVE., CALIF., INC.                                                    18,761
27671                     MELDISCO K-M CORAOPOLIS, PA., INC.                                                         14,309
27672                     MELDISCO K-M CORONA, CALIF., INC.                                                               0
27673                     MELDISCO K-M CORUNNA, MICH., INC.                                                           9,553
27674                     MELDISCO K-M CROFTON, MD., INC.                                                            14,626
27675                     MELDISCO K-M CROMWELL, CONN., INC.                                                         25,442
27676                     MELDISCO K-M DALTON, GA., INC.                                                             10,107
27677                     MELDISCO K-M DAWSON RD., GA., INC.                                                         17,053
27678                     MELDISCO K-M DAYTON, OHIO, INC.                                                            12,048
27679                     Lafayette Feet, Inc.                                                                            0
27680                     Springfield Feet, Inc.                                                                          0
27681                     Shreveport Feet, Inc.                                                                           0
27682                     Laredo Feet, Inc.                                                                               0
27683                     Covington Feet, Inc.                                                                            0
27684                     Ft. Myers Feet, Inc.                                                                            0
27685                     Morrow Feet, Inc.                                                                             171
27686                     Mesquite Feet, Inc.                                                                             0
27687                     New Orleans Feet, Inc.                                                                          0
27688                     La Mesa Feet, Inc.                                                                             25
27689                     Tempe Feet, Inc.                                                                                0
27690                     San Diego Feet, Inc.                                                                            0
27691                     Hialeah Feet, Inc.                                                                             55
27692                     Houston Feet, Inc.                                                                              0
27693                     Almeda Feet, Inc.                                                                               0
27694                     East Towne Mall Feet, Inc.                                                                      0
27695                     Aventura Feet, Inc.                                                                             0
27696                     Oklahoma City Feet, Inc.                                                                        0
27697                     Savannah Feet, Inc.                                                                             0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27698                     Little Rock Feet, Inc.                                                                          0
27699                     Vista Feet, Inc.                                                                                0
27700                     Austell Feet, Inc.                                                                             75
27701                     West Palm Feet, Inc.                                                                            0
27702                     Brownsville Feet, Inc.                                                                          0
27703                     Hurst Feet, Inc.                                                                                0
27704                     Riverchase Feet, Inc.                                                                           0
27705                     Whitehall Feet, Inc.                                                                            0
27706                     Princeton Feet, Inc.                                                                            0
27707                     Southwest Freeway Feet, Inc.                                                                    0
27708                     Daytona Beach Feet, Inc.                                                                        0
27709                     Alpharetta Feet, Inc.                                                                          75
27710                     MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                   0
27711                     Desert Ridge Feet, Inc.                                                                         0
27712                     Montgomery Feet, Inc.                                                                           0
27713                     Norman Feet, Inc.                                                                               0
27714                     MELDISCO K-M MURDOCK, FL., INC.                                                            19,524
27715                     MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                  14,569
27716                     MELDISCO K-M MISSION, TX., INC.                                                            32,217
27717                     MELDISCO K-M MILFORD, MI., INC.                                                             7,818
27718                     MELDISCO K-M MOJAVE, CA., INC.                                                             20,692
27719                     MELDISCO K-M MT. VERNON, OHIO, INC.                                                         9,607
27720                     MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                              18,100
27721                     MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                                  8,579
27722                     MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                    10,568
27723                     CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                   47,445
27724                     MELDISCO K-M BAD AXE, MICH., INC.                                                           9,545
27725                     GALESBURG, ILL., MELDISCO K-M, INC.                                                         8,036
27726                     CHICAGO, ILL., MELDISCO K-M, INC.                                                          48,410
27727                     MCHENRY, IL., MELDISCO K-M , INC.                                                           8,217
27728                     CANTON, ILL., MELDISCO K-M, INC.                                                            6,535
27729                     1880 S.W. AVE., IL., MELDISCO K-M INC.                                                      7,551
27730                     MELDISCO K-M 610 ROUTE 940 PA., INC.                                                        6,999
27731                     MELDISCO K-M 5TH ST. HWY., PA., INC.                                                       22,447
27732                     MELDISCO K-M 723 3RD AVE., IN., INC.                                                       10,990
27733                     MELDISCO K-M GAYLORD, MICH., INC                                                            9,561
27734                     MELDISCO K-M RICE LAKE, WISC., INC.                                                         8,000
27735                     MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                                 12,502
27736                     MELDISCO K-M 625 HWY. #136, WI., INC.                                                       9,161
27737                     MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                  12,447
27738                     MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                                33,407
27739                     MELDISCO K-M 815 E. INNES ST., NC., INC.                                                    8,422
27740                     MELDISCO K-M 830 MAIN ST., ME., INC.                                                        6,771
27741                     MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                     13,048
27742                     MELDISCO K-M 27TH AVE., FL., INC.                                                          14,296
27743                     MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                             7,905
27744                     MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                     15,006
27745                     MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                  17,811
27746                     2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                               14,015

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27747                     ASHLAND AVE., IL., MELDISCO K-M, INC.                                                      34,218
27748                     MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                                10,406
27749                     MACOMB, ILL., MELDISCO K-M, INC.                                                            6,307
27750                     MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                   8,374
27751                     MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                                13,583
27752                     MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                    7,591
27753                     MELDISCO K-M 1250 PERRY ST., MI., INC.                                                      8,123
27754                     MELDISCO K-M 103 OAK AVE., WI., INC.                                                        6,629
27755                     MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                          0
27756                     MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                               13,654
27757                     MELDISCO K-M 50TH & WADENA, MN., INC.                                                      12,675
27758                     MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                            15,274
27759                     MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                      11,551
27760                     MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                    18,042
27761                     MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                       8,699
27762                     MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                            21,785
27763                     MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                    15,715
27764                     MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                             16,745
27765                     MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                       11,216
27766                     MELDISCO K-M RANDOLPH ST., N.C., INC.                                                       8,218
27767                     MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                     13,090
27768                     MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                                 13,332
27769                     MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                                 11,395
27770                     MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                        13,180
27771                     MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                            11,866
27772                     MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                  10,443
27773                     MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                           30,970
27774                     MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                            9,297
27775                     MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                       14,502
27776                     MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                        24,651
27777                     MELDISCO K-M SALISBURY, MD., INC.                                                          11,613
27778                     SHOE ZONE #8437, INC.                                                                           0
27779                     MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                        10,682
27780                     MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                    15,835
27781                     MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                      19,695
27782                     MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                                 9,484
27783                     MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                   9,424
27784                     MILES SHOES MELDISCO BAY CITY, MICH., INC.                                                 13,942
27785                     MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                         10,700
27786                     MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                    17,510
27787                     MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                          0
27788                     Gainesville Feet, Inc.                                                                          0
27789                     Kennesaw Feet, Inc.                                                                         1,080
27790                     Hollywood Feet, Inc.                                                                            0
27791                     Florida Mall Feet, Inc.                                                                         0
27792                     Fayetteville Feet, Inc.                                                                     5,283
27793                     Duluth Feet, Inc.                                                                               0
27794                     Chattanooga Feet, Inc.                                                                          0
27795                     Bannister Feet, Inc.                                                                            0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27796                     novusta Feet, Inc.                                                                             75
27797                     McAllen Feet, Inc.                                                                              0
27798                     Overland Park Feet, Inc.                                                                        0
27799                     Miami Feet, Inc.                                                                                0
27800                     Stonecrest Feet, Inc.                                                                           0
27801                     SAN YSIDRO FEET, INC.                                                                           0
27802                     San Antonio Feet, Inc.                                                                          0
27803                     Sunrise Feet, Inc.                                                                             39
27804                     The Forum at Olympia Parkway Feet, Inc.                                                         0
27805                     Altamonte Springs Feet, Inc.                                                                    0
27806                     Galleria Feet, Inc.                                                                             0
27807                     Antioch Feet, Inc.                                                                              0
27808                     River Ridge Feet, Inc.                                                                          0
27809                     Quebec Square Feet, Inc.                                                                      396
27810                     Huntsville Feet, Inc.                                                                           0
27811                     Market Plaza Feet, Inc.                                                                         0
27812                     Memphis Feet, Inc.                                                                              0
27813                     MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                        8,487
27814                     MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                      16,591
27815                     MELDISCO K-M WILLOW ST., PA., INC.                                                         15,276
27816                     MELDISCO K-M RIVERTON, WYO., INC.                                                           6,718
27817                     MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                    8,024
27818                     MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                   9,074
27819                     MELDISCO K-M MT. PLEASANT, PA., INC.                                                       13,663
27820                     MELDISCO K-M MAAG AVE., CA., INC.                                                          18,247
27821                     MELDISCO K-M MACON, GA., INC.                                                              14,315
27822                     Southwyck Fan Club, Inc.                                                                        0
27823                     MELDISCO K-M MADISON, N.C., INC.                                                            8,501
27824                     MELDISCO K-M MAIN ST., CA., INC.                                                           19,698
27825                     MELDISCO K-M MALL DRIVE, OH., INC.                                                          9,387
27826                     MELDISCO K-M LOS ANGELES, CA., INC.                                                        58,171
27827                     MELDISCO K-M LANCASTER, S.C., INC.                                                          7,564
27828                     MELDISCO K-M N. BROAD ST., N.C., INC.                                                       7,505
27829                     MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                     16,024
27830                     MELDISCO K-M LUTZ, FL., INC.                                                                9,340
27831                     PARKCHESTER FOOTACTION, INC.                                                                    0
27832                     MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                    0
27833                     MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                    13,100
27834                     MELDISCO K-M CLAYTON RD., CA., INC.                                                        17,819
27835                     MELDISCO K-M CHESAPEAKE, VA., INC.                                                         15,991
27836                     MELDISCO K-M CAMARILLO, CA., INC.                                                          14,483
27837                     MELDISCO K-M BROOMFIELD, COLO, INC.                                                         9,587
27838                     MELDISCO K-M BEMIDJI, MINN., INC.                                                           7,679
27839                     MELDISCO K-M BELLEVILLE, N.J., INC.                                                        42,532
27840                     MELDISCO K-M BECKLEY W. VA., INC.                                                          13,790
27841                     Security Square Mall Footaction, Inc.                                                           0
27842                     San Jacinto Footaction, Inc.                                                                    0
27843                     Salmon Run Fan Club, Inc.                                                                       0
27844                     Rockaway Open Country, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27845                     Rivergate Mall Footaction, Inc.                                                                 0
27846                     Parmatown Fan Club, Inc.                                                                        0
27847                     Paterson Main Footaction, Inc.                                                                  0
27848                     Southland Terrace Footaction, Inc.                                                            115
27849                     Southland Mall Footaction, Inc.                                                                 0
27850                     Providence County Fan Club, Inc.                                                                0
27851                     Post Oak Mall Footaction, Inc.                                                                  0
27852                     Pico Rivera Footaction, Inc.                                                                   25
27853                     PHILADELPHIA FOOTACTION, INC.                                                                   0
27854                     Permian Mall Footaction, Inc.                                                                   0
27855                     Pecanland Mall Footaction, Inc.                                                               391
27856                     Studio Village Footaction, Inc.                                                                 0
27857                     Staten Island Fan Club, Inc.                                                                    0
27858                     Springfield Mall Footaction, Inc.                                                               0
27859                     Northwoods Mall Footaction, Inc.                                                                0
27860                     Swansea Fan Club, Inc.                                                                          0
27861                     Sunrise Footaction, Inc.                                                                        0
27862                     MELDISCO K-M BRADENTON, FLA., INC.                                                         14,557
27863                     MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                  11,671
27864                     MELDISCO K-M CAPE CORAL, FLA., INC.                                                        12,538
27865                     MELDISCO K-M VERO BEACH, FLA., INC.                                                        18,626
27866                     MELDISCO K-M BATH, N.Y., INC.                                                              12,371
27867                     MELDISCO K-M JERSEY CITY, N.J., INC.                                                       25,277
27868                     LOCKPORT, ILL., MELDISCO K-M, INC.                                                         10,198
27869                     MELDISCO K-M FT. SMITH, ARK., INC.                                                         13,684
27870                     MELDISCO K-M GREENWICH, N.Y., INC.                                                          4,871
27871                     MELDISCO K-M CALHOUN, GA., INC.                                                             8,596
27872                     MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                                  7,196
27873                     MELDISCO K-M ARTESIA, N. M., INC.                                                          13,289
27874                     MELDISCO K-M XENIA, OHIO, INC.                                                             10,324
27875                     MELDISCO K-M REXBURG, IDAHO, INC.                                                           8,420
27876                     MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                      8,104
27877                     MELDISCO K-M ONTARIO,CA., INC.                                                             27,644
27878                     MELDISCO K-M GRETNA, LA., INC.                                                             17,154
27879                     MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                        5,906
27880                     MELDISCO K-M SHAWNEE, OKLA., INC.                                                          16,567
27881                     Summit Place Fan Club, Inc.                                                                     0
27882                     Northgate - Seattle Open Country, Inc.                                                          0
27883                     North Milwaukee Avenue Footaction, Inc.                                                         0
27884                     Newport Center Fan Club, Inc.                                                                   0
27885                     Temple Footaction, Inc.                                                                         0
27886                     Tanglewood Mall R#14 Footaction, Inc.                                                           0
27887                     Media City Fan Club, Inc.                                                                       0
27888                     MEMORIAL CITY UPRISE, INC.                                                                      0
27889                     Melbourne Square Fan Club, Inc.                                                                 0
27890                     Montebello Fan Club, Inc.                                                                       0
27891                     Montclair Fan Club, Inc.                                                                       25
27892                     Miami International Fan Club, Inc.                                                              0
27893                     Mesilla Valley Mall Footaction, Inc.                                                            0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27894                     Menlo Park Thom McAn, Inc.                                                                      0
27895                     Richland Mall Footaction, Inc.                                                                  0
27896                     Raleigh Springs Footaction, Inc.                                                                0
27897                     The Landings Footaction, Inc.                                                                   0
27898                     Wrigley Marketplace Footaction, Inc.                                                            0
27899                     Eastpoint Mall Footaction, Inc.                                                                 0
27900                     Footaction Gulfgate Mall, Inc.                                                                  0
27901                     White Marsh Open Country, Inc.                                                                  0
27902                     ARLINGTON UPRISE, INC.                                                                          0
27903                     Wiregrass Commons Footaction, Inc.                                                              0
27904                     WOODLANDS UPRISE, INC.                                                                          0
27905                     JESSAMINE FOOTACTION, INC.                                                                      0
27906                     Jefferson Village Footaction, Inc.                                                              0
27907                     Jefferson Footaction, Inc.                                                                      0
27908                     Iverson Mall Footaction, Inc.                                                                   0
27909                     Hilltop Footaction, Inc.                                                                        0
27910                     MELDISCO K-M MCALLEN, TX., INC.                                                            19,990
27911                     MELDISCO K-M MAUSTON, WI., INC.                                                            10,481
27912                     MELDISCO K-M MARTELL, CA., INC.                                                             8,058
27913                     MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                       7,132
27914                     MELDISCO K-M EUREKA, CA, INC.                                                              15,964
27915                     MELDISCO K-M EL MONTE WAY, CA., INC.                                                       18,575
27916                     MELDISCO K-M ROCKLIN, CA., INC.                                                             9,697
27917                     MELDISCO K-M NASHVILLE, TN., INC.                                                          23,299
27918                     MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                      10,989
27919                     MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                                10,197
27920                     MELDISCO K-M METROTECH DR., VA., INC.                                                      13,761
27921                     MELDISCO K-M NATCHEZ, MS., INC.                                                             7,995
27922                     MELDISCO K-M FREEDOM, CALIF., INC.                                                         26,674
27923                     MELDISCO K-M GEORGETOWN, KY., INC.                                                          6,463
27924                     MELDISCO K-M FAUKNER RD., CA., INC.                                                        13,013
27925                     MELDISCO K-M FRANKLIN, N.C., INC.                                                           9,753
27926                     MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                                 9,553
27927                     MELDISCO K-M ROANOKE, VA., INC.                                                            17,074
27928                     MELDISCO K-M NASHUA, NH., INC.                                                              2,308
27929                     MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                   0
27930                     MELDISCO K-M SAN GERMAN, P.R., INC.                                                        64,460
27931                     MELDISCO K-M SEBRING, FLA., INC.                                                           13,651
27932                     MELDISCO K-M SEMINOLE, FLA., INC.                                                          21,240
27933                     MELDISCO K-M ERIE HWY., OH., INC.                                                          17,197
27934                     MELDISCO K-M FAIRMONT, MN., INC.                                                            6,376
27935                     MELDISCO K-M DOUGLAS AVE., WI., INC.                                                        9,448
27936                     MELDISCO K-M DUNDAS, MN., INC.                                                              6,967
27937                     MELDISCO K-M DURHAM, NC., INC.                                                             10,103
27938                     MELDISCO K-M EDGEWOOD, PA., INC.                                                           16,006
27939                     MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                                 20,959
27940                     MELDISCO K-M FONTANA, CA., INC.                                                            39,257
27941                     MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                                 9,520
27942                     MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                    8,437

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27943                     MELDISCO K-M DEVILS LK., N.D., INC.                                                         6,927
27944                     MELDISCO K-M ELKO, NV., INC.                                                                8,966
27945                     MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                                 17,762
27946                     MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                  12,087
27947                     MELDISCO K-M SAN MATEO, CA., INC.                                                          29,005
27948                     MELDISCO K-M SANTA BARBARA, CA., INC.                                                      29,631
27949                     MELDISCO K-M SCOTT DEPOT, WV., INC.                                                        10,713
27950                     MELDISCO K-M MEDFORD, WI., INC.                                                            11,555
27951                     MELDISCO K-M MERAUX, LA., INC.                                                             21,766
27952                     MELDISCO K-M ROSEBURG, OR., INC.                                                            9,543
27953                     MELDISCO K-M N. COLUMBIA, GA., INC.                                                         7,251
27954                     MELDISCO K-M S. MADISON AVE., GA., INC.                                                    11,816
27955                     MELDISCO K-M N. COURT ST., OH., INC.                                                       13,401
27956                     MONTGOMERY, IL., MELDISCO K-M, INC.                                                        23,935
27957                     Eastland-Columbus Footaction, Inc.                                                              0
27958                     Seminary South Footaction, Inc.                                                                 0
27959                     Regency Square Footaction, Inc.                                                               500
27960                     Elizabeth Footaction, Inc.                                                                      0
27961                     Baton Rouge Footaction, Inc.                                                                    0
27962                     Coddingtown Footaction, Inc.                                                                    0
27963                     Florin Center Footaction, Inc.                                                                 25
27964                     Arsenal Footaction, Inc.                                                                        0
27965                     Florida Mall Footaction, Inc.                                                                   0
27966                     Bakersfield Footaction, Inc.                                                                    0
27967                     Beaver Mall Footaction, Inc.                                                                    0
27968                     Woodland Hills Footaction, Inc.                                                                 0
27969                     Greenmount Footaction, Inc.                                                                     0
27970                     Mccreeless Mall Footaction, Inc.                                                                0
27971                     North Riverside Fan Club, Inc.                                                                 27
27972                     Northgate - Durham Footaction, Inc.                                                             0
27973                     Brunswick Square Footaction, Inc.                                                               0
27974                     Burlington Center (N.J.) Footaction, Inc.                                                       0
27975                     Colonial Heights Footaction, Inc.                                                               0
27976                     CENTURY FOOTACTION, INC.                                                                        0
27977                     Southland-Hayward Footaction, Inc.                                                              0
27978                     Coral Square Footaction, Inc.                                                                   0
27979                     Ross Park Mall Footaction, Inc.                                                                 0
27980                     Braintree Footaction, Inc.                                                                      0
27981                     Belden Footaction, Inc.                                                                         0
27982                     Brazos Mall Footaction, Inc.                                                                    0
27983                     Granger Footaction, Inc.                                                                        0
27984                     Greenbrier Mall Footaction, Inc.                                                                0
27985                     Tacoma Mall Footaction, Inc.                                                                    0
27986                     Cheltenham Square Footaction, Inc.                                                              0
27987                     Oxford Valley Mall Footaction, Inc.                                                             0
27988                     MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                                0
27989                     Southern Park Footaction, Inc.                                                                  0
27990                     Shannon Footaction, Inc.                                                                       30
27991                     Pearlridge Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27992                     Orange Park (FLA.) Footaction, Inc.                                                             0
27993                     Midland Park Footaction, Inc.                                                                   0
27994                     Ridgedale Fan Club, Inc.                                                                        0
27995                     Peabody Open Country, Inc.                                                                      0
27996                     Chicago Ridge Footaction                                                                        0
27997                     Menlo Park Fan Club, Inc.                                                                       0
27998                     Merritt Island Footaction. Inc.                                                                 0
27999                     Md., Wheaton Footaction, Inc.                                                                   0
28000                     Biltmore Square Footaction, Inc.                                                                0
28001                     Harlem-Irving Footaction, Inc.                                                                  0
28002                     Ingram Park Footaction, Inc.                                                                    0
28003                     Macon Mall Footaction, Inc.                                                                    30
28004                     Virginia Center Commons Footaction, Inc.                                                        0
28005                     Miami Flagler Footaction, Inc.                                                                  0
28006                     CT Post Fan Club, Inc.                                                                          0
28007                     Covina (Cal.) Footaction, Inc.                                                                  0
28008                     Christiana Footaction, Inc.                                                                     0
28009                     Manassas Footaction                                                                             0
28010                     Governor's Square Footaction, Inc.                                                              0
28011                     Sunland Park Footaction, Inc.                                                                   0
28012                     Denton Footaction, Inc.                                                                         0
28013                     Broadway Footaction, Inc.                                                                       0
28014                     Cutler Ridge Mall Footaction, Inc.                                                              0
28015                     MELDISCO K-M CHEMLSFORD, MASS., INC.                                                            0
28016                     MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                                 8,031
28017                     MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                       6,822
28018                     MELDISCO K-M CARROLL, IOWA, INC.                                                            6,306
28019                     MELDISCO K-M CANTON, GA., INC.                                                             13,585
28020                     MELDISCO K-M CAMDEN, S.C., INC.                                                             6,846
28021                     MELDISCO K-M BREVARD RD., N.C., INC.                                                       13,500
28022                     MELDISCO K-M BRIGHTON, COLO., INC.                                                         11,135
28023                     MELDISCO K-M BRYAN, OHIO, INC.                                                              7,617
28024                     MELDISCO K-M BUFORD, GA., INC.                                                             18,312
28025                     MELDISCO K-M BURBANK, CA., INC.                                                            33,201
28026                     MELDISCO K-M AUSTIN, MINN., INC.                                                            9,734
28027                     MELDISCO K-M ATWATER, CA., INC.                                                            15,092
28028                     MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                                  34,169
28029                     MELDISCO K-M BURTON LANE, IN., INC.                                                         8,409
28030                     MELDISCO K-M BURLINGTON, WI., INC.                                                          7,872
28031                     MELDISCO K-M BURLINGTON, WA., INC.                                                         11,529
28032                     MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                    10,799
28033                     MELDISCO K-M CALLAWAY, FLA., INC.                                                          10,195
28034                     MELDISCO K-M BUTTE, MT., INC.                                                               7,508
28035                     MELDISCO K-M CHESTER, VA., INC.                                                            14,966
28036                     MELDISCO K-M BLUEFIELD, W.VA., INC.                                                        11,095
28037                     MELDISCO K-M BONITA SPRINGS, FL., INC.                                                     16,651
28038                     MELDISCO K-M AMERICAN FORK, UT., INC.                                                       6,357
28039                     MELDISCO K-M ANOKA, MN., INC.                                                              10,356
28040                     MELDISCO K-M APPLE VALLEY, CA., INC.                                                       16,545

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28041                     MELDISCO K-M ARECIBO, PR., INC.                                                            85,599
28042                     MELDISCO K-M ARROYO GRANDE, CA., INC.                                                      14,658
28043                     MELDISCO K-M ASHTABULA, OHIO, INC.                                                         18,085
28044                     MELDISCO K-M ATASCADERO, CA., INC.                                                         20,595
28045                     MELDISCO K-M BLACKSBURG, VA., INC.                                                          7,389
28046                     MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                      15,564
28047                     MELDISCO K-M BELLEVIEW, FL., INC.                                                          19,291
28048                     MELDISCO K-M BELL AVE., WI., INC.                                                          12,384
28049                     MELDISCO K-M BANNING, CA., INC.                                                            23,588
28050                     MELDISCO K-M CHESTERTON IND INC                                                             8,238
28051                     MELDISCO K-M BALLWIN, MO., INC.                                                            10,353
28052                     MELDISCO K-M ASHEVILLE, N.C., INC.                                                          6,011
28053                     MELDISCO K-M NEW ALBANY IN INC                                                             11,872
28054                     MELDISCO K-M SPRINGFIELD, VA., INC.                                                        18,091
28055                     MELDISCO K-M RICHFIELD, UT., INC.                                                           4,771
28056                     MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                     7,840
28057                     MELDISCO K-M RICHFIELD, MINN., INC.                                                         6,533
28058                     MELDISCO K-M WILLMAR, MINN., INC.                                                           6,492
28059                     MELDISCO K-M MAULDIN, S.C., INC.                                                            7,667
28060                     MELDISCO K-M WARREN, PA., INC.                                                             10,888
28061                     MELDISCO K-M FORT PAYNE, ALA., INC.                                                        10,778
28062                     MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                         7,608
28063                     MELDISCO K-M PORT ORANGE, FLA., INC.                                                        8,163
28064                     MELDISCO K-M KATELLA AVE., CA., INC.                                                       30,733
28065                     MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                    15,337
28066                     MELDISCO K-M SOMERSET, N.J., INC.                                                          17,673
28067                     MELDISCO K-M INDIANA, PA., INC.                                                            13,100
28068                     MELDISCO K-M OAKDALE, MINN., INC.                                                           9,749
28069                     MELDISCO K-M ITHACA, N.Y., INC.                                                             8,083
28070                     MELDISCO K-M SOMERSET, KY., INC.                                                           13,441
28071                     MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                    25,628
28072                     MELDISCO K-M UNION LAKE, MICH., INC.                                                        9,441
28073                     MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                               21,970
28074                     MELDISCO K-M DUBOIS, PA., INC.                                                             16,728
28075                     MELDISCO K-M TUCUMCARI, N. M., INC.                                                         4,480
28076                     MELDISCO K-M HIGH POINT, N.C., INC.                                                        10,275
28077                     MELDISCO K-M BAXTER, MINN., INC.                                                                0
28078                     MELDISCO K-M DEPTFORD, N.J., INC.                                                          11,232
28079                     MELDISCO K-M PALM BAY, FLA., INC.                                                          21,412
28080                     MELDISCO K-M SPRINGDALE, ARK., INC.                                                        11,152
28081                     MELDISCO K-M PHILADELPHIA, PA., INC.                                                       25,655
28082                     MELDISCO K-M LODI, N.J., INC.                                                              30,826
28083                     MELDISCO K-M CHEHALIS, WASH., INC.                                                          9,584
28084                     MELDISCO K-M BRADFORD, PA., INC.                                                                0
28085                     MELDISCO K-M CARY, N.C., INC.                                                               8,960
28086                     MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                    20,374
28087                     MELDISCO K-M LODI, CA., INC.                                                               16,239
28088                     MELDISCO K-M TORRINGTON, CONN., INC.                                                       14,478
28089                     MELDISCO K-M DICKSON, TENN., INC.                                                          10,922

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28090                     MELDISCO K-M CULLMAN, ALA., INC.                                                           13,367
28091                     MELDISCO K-M NORTH BLVD., N.C., INC.                                                       12,285
28092                     MELDISCO K-M ROUTE 10, MISS., INC.                                                         10,432
28093                     MELDISCO K-M OREGON AVE., PA., INC.                                                        34,195
28094                     MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                     15,501
28095                     MELDISCO K-M BENSALEM, PA., INC.                                                           24,701
28096                     MELDISCO K-M N. TYLER ST., KS., INC.                                                        7,436
28097                     MELDISCO K-M PENSACOLA, FLA., INC.                                                         12,756
28098                     WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                   10,256
28099                     MELDISCO K-M RAINBOW CITY, ALA., INC.                                                       5,625
28100                     MELDISCO K-M MISSION BELL, FLA., INC.                                                           0
28101                     MELDISCO K-M ATHENS, ALA., INC.                                                            14,280
28102                     MELDISCO K-M INDIANAPOLIS IN INC                                                           12,970
28103                     MELDISCO K-M LAYTON, UT., INC.                                                             11,759
28104                     MELDISCO K-M JASPER, ALA., INC.                                                            11,785
28105                     MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                                 58,718
28106                     MELDISCO K-M HWY 51 N WISC., INC.                                                          12,265
28107                     MELDISCO K-M PINOLE, CA., INC.                                                             23,013
28108                     MELDISCO K-M GARFIELD, MICH., INC.                                                         14,894
28109                     MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                                 6,775
28110                     MELDISCO K-M LOGAN, UTAH., INC.                                                             9,919
28111                     MELDISCO K-M AUBURN, CA., INC.                                                             13,176
28112                     MELDISCO K-M LEECHBURG, PA., INC.                                                          13,185
28113                     MELDISCO K-M PORTLAND, TX., INC.                                                           16,853
28114                     MELDISCO K-M STREETSBORO, OH., INC.                                                        10,500
28115                     MELDISCO K-M SEVIERVILLE, TN., INC.                                                        15,058
28116                     MELDISCO K-M CONNEAUT, OH., INC.                                                            7,748
28117                     MELDISCO K-M MADISON, OHIO, INC.                                                           12,676
28118                     MELDISCO K-M GAS CITY IND INC                                                               7,706
28119                     MELDISCO K-M MARINE CITY, MI., INC.                                                        11,678
28120                     MELDISCO K-M ATLANTIC, IOWA, INC.                                                           4,473
28121                     MELDISCO K-M WINTER PARK, FLA., INC.                                                       16,424
28122                     MELDISCO K-M WAVELAND, MISS., INC.                                                          8,016
28123                     MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                                  7,500
28124                     MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                       8,184
28125                     MELDISCO K-M OTTUMWA, IOWA, INC.                                                            6,771
28126                     MELDISCO K-M MARYSVILLE, WA., INC.                                                         12,108
28127                     MELDISCO K-M OMAHA, NEB., INC.                                                              8,174
28128                     MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                     7,397
28129                     MELDISCO K-M PIQUA, OHIO, INC.                                                              7,965
28130                     MELDISCO K-M MAYSVILLE, KY., INC                                                            8,755
28131                     WASHINGTON, ILL., MELDISCO K-M, INC.                                                        6,584
28132                     Colonial Feet, Inc.                                                                             0
28133                     Laurel Centre Footaction, Inc.                                                                  0
28134                     Irving Footaction, Inc.                                                                         0
28135                     Carolina Footaction, Inc.                                                                       0
28136                     Canal and Bourbon St. Footaction, Inc.                                                          0
28137                     Longview Footaction, Inc.                                                                       0
28138                     Bonita Lakes Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28139                     novusta Mall Footaction, Inc.                                                                  30
28140                     Eatontown Open Country, Inc.                                                                    0
28141                     CARY FOOTACTION, INC.                                                                           0
28142                     East Towne Mall Footaction, Inc.                                                                0
28143                     Basset Center Footaction, Inc.                                                                  0
28144                     Raceway Fan Club, Inc.                                                                          0
28145                     Carousal Center Footaction, Inc.                                                                0
28146                     Colonial Park Footaction, Inc.                                                                  0
28147                     Avenida Norte Footaction, Inc.                                                                  0
28148                     Bradley Square Footaction, Inc.                                                                 0
28149                     DEPTFORD FOOTACTION, INC.                                                                       0
28150                     Eastridge Mall Footaction, Inc.                                                                 0
28151                     Trumbull Park Fan Club, Inc.                                                                    0
28152                     Southpark Footaction, Inc.                                                                      0
28153                     Valley Hills Footaction, Inc.                                                                   0
28154                     West Oaks Footaction, Inc.                                                                      0
28155                     Northwest Footaction, Inc.                                                                      0
28156                     Village Mall Footaction, Inc.                                                                   0
28157                     Vintage Faire Footaction, Inc.                                                                  0
28158                     Redondo Beach Footaction, Inc.                                                                  0
28159                     River Ridge Mall Footaction, Inc.                                                               0
28160                     Charlottesville Fashion Sq. Footaction, Inc.                                                    0
28161                     MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                                25,370
28162                     MILES MELDISCO K-M IOWA ST., CALIF., INC.                                                  20,834
28163                     LOVES PARK, ILL., MELDISCO K-M, INC.                                                        7,857
28164                     MELDISCO K-M AURORA, COLO., INC.                                                           44,802
28165                     MILES MELDISCO K-M EVERETT, WASH., INC.                                                    18,686
28166                     MILES MELDISCO K-M FILMORE COLORADO, INC.                                                  18,522
28167                     MILES MELDISCO K-M FITCHBURG MA, INC.                                                      23,363
28168                     MILES MELDISCO K-M FLORISSANT, MO., INC.                                                   22,567
28169                     MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                                7,011
28170                     MILES MELDISCO K M FORT WAYNE IND INC                                                      11,798
28171                     MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                   19,223
28172                     Eastgate Footaction, Inc.                                                                       0
28173                     Dolphin Mall Footaction, Inc.                                                                   0
28174                     MILES MELDISCO K-M FT LAUDERDALE INC                                                       35,018
28175                     MELDISCO K-M AUBURN, MAINE, INC.                                                           19,423
28176                     MELDISCO K-M ALBANY, ORE., INC.                                                            10,204
28177                     MELDISCO K-M ANNANDALE, VA., INC.                                                          42,930
28178                     MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                                29,479
28179                     MELDISCO K-M 3610 PECK RD., CA., INC.                                                       6,749
28180                     MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                          14,724
28181                     MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                                55,234
28182                     MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                   37,594
28183                     MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                                 83,535
28184                     MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                          17,164
28185                     MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                   23,203
28186                     MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                              17,446
28187                     MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                              36,535

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28188                     MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                     18,309
28189                     MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                               21,169
28190                     MELDISCO K-M 1745 QUENTIN, PA., INC.                                                        9,047
28191                     MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                  12,167
28192                     MELDISCO K-M 8730 RIO, CA., INC.                                                                0
28193                     MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                                  20,870
28194                     MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                  13,771
28195                     MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                                18,904
28196                     MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                   7,920
28197                     MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                              19,018
28198                     MELDISCO K-M 2855 DUNN RD., MO., INC.                                                      18,375
28199                     MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                       0
28200                     MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                               22,855
28201                     MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                   16,236
28202                     MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                                30,732
28203                     MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                               39,954
28204                     MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                               33,122
28205                     MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                      13,282
28206                     MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                                17,789
28207                     MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                                 51,306
28208                     MELDISCO K-M BRONX, N.Y., INC.                                                             60,407
28209                     MELDISCO K-M BRANSON, MO., INC.                                                            20,619
28210                     MELDISCO K-M BISHOP, CA., INC.                                                             22,241
28211                     MELDISCO K-M BLYTHE, CA., INC.                                                             18,900
28212                     MELDISCO K-M BELL RD., AZ., INC.                                                           19,567
28213                     MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                   38,938
28214                     MELDISCO K-M BURNSVILLE, MINN., INC.                                                        9,335
28215                     MELDISCO K-M BEDFORD IND INC                                                                5,857
28216                     MELDISCO K-M BAYAMON, PR., INC.                                                           122,561
28217                     MELDISCO K-M BATAVIA, N.Y., INC.                                                           15,776
28218                     MELDISCO K-M 3808 BRADY ST., IA., INC.                                                     10,734
28219                     MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                                 47,817
28220                     MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                   13,729
28221                     MELDISCO K-M BEAVER FALLS, PA., INC.                                                       10,370
28222                     MELDISCO K-M ANNAPOLIS, MD., INC.                                                          26,110
28223                     MELDISCO K-M AMHERST, OHIO, INC.                                                           39,786
28224                     MELDISCO K-M AMES, IOWA, INC.                                                               8,060
28225                     MELDISCO K-M ALPENA, MICH, INC.                                                            14,390
28226                     MELDISCO K-M ALLEGANY, N.Y., INC.                                                          10,205
28227                     MELDISCO K-M BARTOW RD., FLA., INC.                                                             0
28228                     MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                         18,130
28229                     Lakeforest Fan Club, Inc.                                                                       0
28230                     Hanford Fan Club, Inc.                                                                          0
28231                     Greece Town Mall Fan Club, Inc.                                                                 0
28232                     Fox Valley Footaction, Inc.                                                                     0
28233                     Boulevard Mall Fan Club, Inc.                                                                   0
28234                     Harrisburg East Footaction, Inc.                                                                0
28235                     Hattisburg Footaction, Inc.                                                                     0
28236                     Haywood Footaction, Inc.                                                                        0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28237                     Hulen Footaction, Inc.                                                                          0
28238                     INDEPENDENCE MALL FOOTACTION, INC.                                                              0
28239                     Regency Square Footaction, Inc.                                                                 0
28240                     Serramonte Footaction, Inc.                                                                     0
28241                     Park City Footaction, Inc.                                                                      0
28242                     Prince George's Footaction, Inc.                                                                0
28243                     Prien Lake Footaction, Inc.                                                                     0
28244                     MELDISCO/PAY LESS HINES, OR., INC.                                                            444
28245                     Palm Beach Footaction, Inc.                                                                     0
28246                     Ocala Footaction, Inc.                                                                          0
28247                     Oxmoor Center Footaction, Inc                                                                   0
28248                     Cortana Footaction, Inc.                                                                        0
28249                     Emerald Square Footaction, Inc.                                                                 0
28250                     Fairlane Footaction, Inc.                                                                       0
28251                     Oakwood Footaction, Inc.                                                                        0
28252                     Cherry Hill Footaction, Inc.                                                                    0
28253                     Cloverleaf Footaction, Inc.                                                                     0
28254                     Coronado Center Footaction, Inc.                                                                0
28255                     PLaza del Caribe Footaction, Inc.                                                               0
28256                     MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                               20,265
28257                     MELDISCO K-M W. COVINA, CA., INC.                                                          20,271
28258                     MELDISCO K-M APPLE AVE., MICH., INC.                                                       23,223
28259                     MELDISCO K-M REDWOOD CITY, CA., INC.                                                       34,371
28260                     MELDISCO K-M HOUMA, LA., INC.                                                              10,047
28261                     MELDISCO K-M MIDLAND, MICH., INC.                                                          10,225
28262                     LANSING, ILL., MELDISCO K-M, INC.                                                          17,424
28263                     MELDISCO K-M BEACON WOODS DR., FLA., INC.                                                  26,351
28264                     MELDISCO K-M VINELAND, N.J., INC.                                                          23,693
28265                     MELDISCO K-M POCATELLO, INC.                                                                7,563
28266                     MELDISCO K-M FT. MYERS, FLA., INC                                                          21,027
28267                     MELDISCO K-M TEMPLE CITY, CA., INC.                                                        25,711
28268                     MELDISCO K-M CUDAHY, CALIF., INC.                                                          38,132
28269                     ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                      10,281
28270                     MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                   13,936
28271                     MELDISCO K-M BRIGHTON, MICH., INC.                                                          9,066
28272                     MELDISCO K-M LAPEER, MICH., INC.                                                           12,646
28273                     MELDISCO K-M FT. PIERCE, FLA., INC.                                                        23,662
28274                     MELDISCO K-M JACKSONVILLE, N.C., INC.                                                      10,006
28275                     SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                     16,904
28276                     MELDISCO K-M SEDALIA, MO., INC.                                                             9,261
28277                     MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                   17,276
28278                     MELDISCO K-M FOSTORIA, OHIO, INC.                                                           8,579
28279                     MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                     17,969
28280                     MELDISCO K-M ALAMOGORDO, N.M., INC.                                                        11,117
28281                     MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                       3,799
28282                     MELDISCO K-M MADISONVILLE, KY., INC.                                                        5,185
28283                     MELDISCO K-M WARSAW IND INC                                                                11,051
28284                     MELDISCO K-M OWNESBORO, KY., INC.                                                           9,867
28285                     MELDISCO K-M ELWOOD IND INC                                                                 7,154

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28286                     MELDISCO K-M MT. AIRY, N.C., INC.                                                          10,431
28287                     MELDISCO K-M OLATHE, KS., INC.                                                              9,062
28288                     MELDISCO K-M ORANGE PARK, FLA., INC.                                                       15,201
28289                     MELDISCO K-M DECATUR, ALA., INC.                                                           15,857
28290                     MELDISCO K-M FT. MORGAN, COLO., INC.                                                        7,279
28291                     MELDISCO K-M ENOLA, PA., INC.                                                               9,297
28292                     MELDISCO K-M FRONT ROYAL, VA., INC.                                                        18,485
28293                     MELDISCO K-M BALTIMORE CITY, MD., INC.                                                     16,444
28294                     MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                                  20,589
28295                     MELDISCO K-M WICHITA, KS., INC.                                                             7,364
28296                     MELDISCO K-M CLAY, N.Y., INC.                                                              10,171
28297                     MELDISCO K-M GARDENDALE, ALA., INC.                                                         8,107
28298                     MELDISCO K-M PANAMA CITY, FLA., INC.                                                       12,546
28299                     MELDISCO K-M COVINGTON, VA., INC.                                                           6,991
28300                     MELDISCO K-M HARLINGEN, TX., INC.                                                          17,707
28301                     MELDISCO K-M REDLANDS, CA., INC.                                                           19,945
28302                     MELDISCO K-M ESCANABA, MICH., INC.                                                          6,766
28303                     MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                    14,925
28304                     MELDISCO K-M GREECE, N.Y., INC.                                                            17,556
28305                     MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                                 17,340
28306                     MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                               13,523
28307                     MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                                  26,885
28308                     MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                               34,169
28309                     MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                                20,927
28310                     MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                  3,293
28311                     MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                                 7,974
28312                     MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                       0
28313                     MILES MELDISCO K-M ROSWELL RD., GA., INC.                                                  23,966
28314                     MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                                 13,539
28315                     MILES MELDISCO K-M SALEM, N. H., INC.                                                      23,333
28316                     MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                               17,884
28317                     MILES MELDISCO K-M SHADELAND IND INC                                                       22,526
28318                     MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                               42,929
28319                     MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                  11,539
28320                     MILES MELDISCO K-M SO MADISON AVE IND INC                                                  19,708
28321                     MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                                  0
28322                     MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                   16,541
28323                     MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                       6,674
28324                     MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                                 21,189
28325                     MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                             12,851
28326                     MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                                 12,494
28327                     MILES MELDISCO K-M STOCKTON, CAL., INC.                                                    20,120
28328                     MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                           16,155
28329                     MILES MELDISCO K-M ROSERY RD FLA INC                                                       17,642
28330                     MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                  11,080
28331                     MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                               25,024
28332                     MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                                 18,364
28333                     MILES MELDISCO K-M STOW, OHIO, INC.                                                        11,053
28334                     MILES MELDISCO K-M TAMPA FLA INC                                                           22,489

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28335                     MILES MELDISCO K-M TARENTUM RD., PA., INC.                                                 26,355
28336                     MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                  20,141
28337                     MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                                  0
28338                     MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                                 15,675
28339                     MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                                 19,751
28340                     MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                               11,508
28341                     MILES MELDISCO K-M VENTURA, CAL., INC.                                                     16,108
28342                     MILES MELDISCO K-M VERSAILLES, PA., INC.                                                   20,268
28343                     MILES MELDISCO K-M VIVIAN, MO., INC.                                                       10,965
28344                     MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                                20,447
28345                     MILES MELDISCO K-M TAYLOR, MICH., INC.                                                     34,749
28346                     MILES MELDISCO K-M TROY, MICH., INC.                                                       21,623
28347                     MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                              11,171
28348                     MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                    8,954
28349                     MILES MELDISCO K-M W 1400 S UTAH INC.                                                      12,628
28350                     MELDISCO K-M  MANISTEE, MICH., INC.                                                        18,825
28351                     MELDISCO K-M BALTIMORE, MD., INC.                                                          20,580
28352                     MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                  10,285
28353                     MILES MELDISCO K-M YAKIMA, WASH., INC.                                                     16,774
28354                     MILES MELDISCO K-M WILSON RD., CALIF., INC.                                                22,687
28355                     MILES MELDISCO K-M YOUNGSTOWN, INC.                                                        11,751
28356                     MILES MELDISCO K-M WESTLAND, MICH., INC.                                                   20,556
28357                     MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                                7,054
28358                     MILES MELDISCO K-M WEST RD., MICH., INC.                                                   12,586
28359                     MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                    8,281
28360                     MELDISCO K-M PINEVILLE, LA., INC.                                                          17,445
28361                     MELDISCO K-M WILMINGTON, DE., INC.                                                         20,265
28362                     MELDISCO K-M ST. JOHNS, MI., INC.                                                           7,533
28363                     MELDISCO K-M ST. GEORGE, UT., INC.                                                         13,515
28364                     MELDISCO K-M PAINTSVILLE, KY., INC.                                                        15,588
28365                     MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                     30,400
28366                     MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                           29,214
28367                     MELDISCO K-M OAK HARBOR, WA., INC.                                                          8,072
28368                     MELDISCO K-M NOGALES, ARIZ., INC.                                                          31,595
28369                     MELDISCO K-M SOUTH BISHOP, MO., INC.                                                       11,076
28370                     MELDISCO K-M POMPANO BEACH, FL., INC.                                                      24,790
28371                     MELDISCO K-M ST. CLOUD, MN., INC.                                                          13,791
28372                     MELDISCO K-M RIPON, WI., INC.                                                               9,600
28373                     MELDISCO K-M PINEVILLE, N.C., INC.                                                         14,824
28374                     MELDISCO K-M WINTER GARDEN, FL., INC.                                                      16,644
28375                     MELDISCO K-M WINCHESTER, KY., INC.                                                          9,369
28376                     MELDISCO K-M WISE, VA., INC.                                                               10,552
28377                     MELDISCO K-M RIO RANCHO, NM., INC.                                                         15,576
28378                     MELDISCO K-M YANKTON, S.D., INC.                                                            5,071
28379                     MELDISCO K-M ORANGEBURG, S.C., INC.                                                        12,261
28380                     MELDISCO K-M PALATKA, FLA., INC.                                                           10,955
28381                     MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                  15,097
28382                     MELDISCO K-M NORTH KENT MALL, MICH., INC.                                                  15,276
28383                     MELDISCO K-M NORWALK, OHIO, INC.                                                            8,379

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28384                     MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                     15,793
28385                     MELDISCO K-M NEW BOSTON, OHIO, INC.                                                        14,592
28386                     MELDISCO K-M PORTAGE RD., OHIO, INC.                                                       17,533
28387                     MELDISCO K-M ST. JOnovH, MO., INC.                                                          5,917
28388                     MELDISCO K-M WYTHEVILLE, VA., INC.                                                          9,521
28389                     MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                    22,042
28390                     MELDISCO K-M OCONOMOWOC, WI., INC.                                                         10,585
28391                     MELDISCO K-M OAK RIDGE, TENN., INC.                                                        12,373
28392                     MELDISCO K-M WINTER SPRINGS, FL., INC.                                                     14,724
28393                     MELDISCO K-M PLYMOUTH, IN., INC.                                                            8,853
28394                     MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                       4,907
28395                     MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                                 19,188
28396                     MELDISCO K-M PITTSTON, PA., INC.                                                            7,317
28397                     MELDISCO K-M PRESCOTT, ARIZ., INC.                                                          8,592
28398                     MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                      17,641
28399                     MELDISCO K-M RICHMOND, VA., INC.                                                           26,716
28400                     MELDISCO K-M GUAYAMA, N.Y., INC.                                                           59,900
28401                     MELDISCO K-M HENDERSON, NEV., INC.                                                         13,404
28402                     MELDISCO K-M CHARLEVOIX, MI., INC.                                                          9,469
28403                     MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                               37,363
28404                     MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                  14,160
28405                     MELDISCO K-M NORTHPORT, AL., INC.                                                          11,593
28406                     MELDISCO K-M OXON HILL, MD., INC.                                                          17,641
28407                     MELDISCO K-M ORANGE CITY, FL., INC.                                                        18,630
28408                     MELDISCO K-M OAK PARK, MI., INC.                                                           20,582
28409                     MELDISCO K-M NORTH BERGEN, N.J., INC.                                                           0
28410                     MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                     30,104
28411                     MELDISCO K-M KENT, WASH., INC.                                                             19,772
28412                     MELDISCO K-M ONTARIO, ORE., INC.                                                           10,112
28413                     MELDISCO K-M GONZALES, LA., INC.                                                           14,805
28414                     MELDISCO K-M BURNHAM, PA., INC.                                                             7,663
28415                     MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                  11,694
28416                     MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                          238
28417                     MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                                 441
28418                     MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                                15,528
28419                     MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                  10,050
28420                     Highland Mall Footaction, Inc.                                                                  0
28421                     Military Circle Footaction, Inc.                                                                0
28422                     Mall of Abilene Footaction, Inc.                                                                0
28423                     Santurce Footaction, Inc.                                                                       0
28424                     Sikes Center Footaction, Inc                                                                    0
28425                     Newburgh Mall Footaction, Inc.                                                                  0
28426                     Newport City Thom McAn, Inc                                                                     0
28427                     Marquette Mall Footaction, Inc.                                                                 0
28428                     Granite Run Fan Club, Inc.                                                                      0
28429                     Gadsden Mall Footaction, Inc.                                                                   0
28430                     MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                    363
28431                     MELDISCO/PAY LESS MEAD, WA., INC.                                                             136
28432                     MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                     19,990

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28433                     Georgia Square Footaction, Inc.                                                                30
28434                     Great Northwest Footaction, Inc.                                                                0
28435                     Hamilton Place Footaction, Inc.                                                                 0
28436                     Sharpstown Center Footaction, Inc.                                                              0
28437                     Roosevelt Mall (PA) Footaction, Inc.                                                            0
28438                     Great Mall Footaction, Inc.                                                                     0
28439                     Mall Del Norte Footaction, Inc.                                                                 0
28440                     Valle Vista Footaction, Inc.                                                                    0
28441                     Metro North Footaction, Inc.                                                                    0
28442                     Natick Mall Footaction, Inc.                                                                    0
28443                     North East Footaction, Inc.                                                                     0
28444                     Independence Center Footaction, Inc.                                                            0
28445                     West Oaks Footaction, Inc.                                                                      0
28446                     South Plains Footaction, Inc.                                                                   0
28447                     Southlake Mall Footaction, Inc.                                                                30
28448                     Tucson Mall Footaction, Inc.                                                                    0
28449                     Town East Footaction, Inc.                                                                      0
28450                     University Footaction, Inc.                                                                     0
28451                     Solomon Pond Footaction, Inc.                                                                   0
28452                     Warner Robins Galleria Footaction, Inc.                                                        30
28453                     Carolina East Footaction, Inc.                                                                  0
28454                     Camp Wisdom Footaction, Inc.                                                                    0
28455                     MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                    0
28456                     Capital Footaction, Inc.                                                                       59
28457                     Boynton Beach Footaction, Inc.                                                                  0
28458                     Annapolis Mall Footaction, Inc.                                                                 0
28459                     Citadel Mall Footaction, Inc.                                                                   0
28460                     Steamtown Footaction, Inc.                                                                      0
28461                     St. Clair FootAction, Inc.                                                                      0
28462                     Pasadena Towne Square Footaction, Inc.                                                          0
28463                     Mt. Berry Square Footaction, Inc,                                                             467
28464                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                     0
28465                     Tyrone Square Footaction, Inc.                                                                  0
28466                     OAK HOLLOW FOOTACTION, INC.                                                                     0
28467                     Mall at 163rd St. Footaction, Inc.                                                              0
28468                     Northgate Footaction, Inc.                                                                      0
28469                     Magnolia Mall Footaction, Inc.                                                                  0
28470                     Columbia Center Footaction, Inc.                                                                0
28471                     FOUR SEASONS FOOTACTION, INC.                                                                   0
28472                     Greenspoint Footaction, Inc.                                                                    0
28473                     Gulf View Square Footaction Inc.                                                                0
28474                     Golden East Crossing Footation, Inc.                                                            0
28475                     Hudson Mall Footaction, Inc.                                                                    0
28476                     Spring Hill Footaction, Inc.                                                                    0
28477                     Taylor Township Footaction, Inc                                                                 0
28478                     Broward Mall Footaction, Inc.                                                                   0
28479                     Fairgrounds Sq. Footaction, Inc.                                                                0
28480                     Oak Park Footaction, Inc.                                                                       0
28481                     Kenner Footaction, Inc.                                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28482                     Old Hickory Mall Footaction, Inc.                                                               0
28483                     SOUTH SQUARE MALL FOOTACTION, INC.                                                              0
28484                     W. Mifflin Footaction, Inc.                                                                     0
28485                     Lakeland Square Footaction, Inc.                                                                0
28486                     Westgate Mall Footaction, Inc.                                                                  0
28487                     TWIN RIVERS MALL FOOTACTION, INC.                                                               0
28488                     Anderson Footaction, Inc.                                                                       0
28489                     MELDISCO K-M PROVO, UT., INC.                                                              12,317
28490                     MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                    18,272
28491                     MELDISCO K-M RIO PIEDRAS, PR., INC.                                                        30,829
28492                     MELDISCO K-M GRAYLING, MI, INC.                                                            12,189
28493                     MELDISCO K-M GRAYSON, KY., INC.                                                            20,329
28494                     MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                     7,828
28495                     MELDISCO K-M HAVRE, MONT., INC.                                                            10,895
28496                     MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                     43,110
28497                     MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                                 19,402
28498                     MELDISCO K-M GREENVILLE, MI., INC.                                                          9,992
28499                     MELDISCO K-M HESPERIA, CA., INC.                                                           25,929
28500                     MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                    5,650
28501                     MELDISCO K-M LANTANA, FLA., INC.                                                           31,630
28502                     MELDISCO K-M LANGHORNE, PA., INC.                                                          19,254
28503                     MELDISCO K-M HUTCHINSON, KAN., INC.                                                         6,415
28504                     MELDISCO K-M LAWTON, OKLA., INC.                                                           12,696
28505                     MELDISCO K-M MT. PLEASANT, MICH., INC.                                                      9,708
28506                     MELDISCO K-M HALSTEAD ST., MICH., INC.                                                      9,071
28507                     MELDISCO K-M HILLTOP DR., CALIF., INC.                                                     18,836
28508                     MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                   8,454
28509                     MELDISCO K-M HUNTINGTON IND INC                                                             9,370
28510                     MELDISCO K-M HORSEHEADS, N.Y., INC.                                                        13,616
28511                     MELDISCO K-M LEWISTON, ID., INC.                                                            6,962
28512                     MELDISCO K-M LONGMONT, COLO., INC.                                                         19,568
28513                     MELDISCO K-M HAMPTON, VA., INC.                                                            13,866
28514                     MELDISCO K-M HEMET, CALIF., INC.                                                           17,738
28515                     MELDISCO K-M HOBBS, N.M., INC.                                                             11,805
28516                     MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                     9,446
28517                     MELDISCO K-M JEFFERSON CITY, MO., INC.                                                      9,735
28518                     MELDISCO K-M KALISPELL, MO., INC.                                                          11,025
28519                     MELDISCO K-M LONGVIEW, TX., INC.                                                           11,974
28520                     MELDISCO K-M MAIN ST., WISC., INC.                                                          8,810
28521                     MELDISCO K-M LOUISVILLE, KY., INC.                                                         16,873
28522                     MELDISCO K-M HYANNIS, MASS., INC.                                                          53,954
28523                     MELDISCO K-M KINGSPORT, TENN., INC.                                                        14,089
28524                     MELDISCO K-M JACKSON, TENN., INC.                                                          18,063
28525                     MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                      18,371
28526                     MELDISCO K-M HWY. 33, VA., INC.                                                            15,301
28527                     MELDISCO K-M MALL BLVD., PA., INC.                                                         22,140
28528                     MELDISCO K-M LAKE PARK, FLA., INC.                                                         36,672
28529                     MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                      8,661
28530                     MELDISCO K-M LAS CRUCES, N.M., INC.                                                        10,868

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28531                     MELDISCO K-M HOOKSETT, N.H., INC.                                                          11,891
28532                     MELDISCO K-M HELENA, MONT., INC.                                                            7,219
28533                     MELDISCO K-M HAYWARD, CALIF., INC.                                                         28,153
28534                     MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                    12,779
28535                     MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                   8,155
28536                     MILES MELDISCO K-M CIRCLE, KY., INC.                                                       16,303
28537                     MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                               17,779
28538                     MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                       0
28539                     MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                                17,373
28540                     MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                                 8,421
28541                     MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                  14,504
28542                     MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                                18,625
28543                     MILES MELDISCO K-M BUTLER ST., PA., INC.                                                   16,742
28544                     MILES MELDISCO K-M BLOOMINGTON IND INC                                                      5,247
28545                     MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                              15,037
28546                     MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                  15,076
28547                     MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                                 10,497
28548                     MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                  11,199
28549                     MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                                48,450
28550                     MILES MELDISCO K-M BEACH BLVD FLA INC                                                      29,079
28551                     MILES MELDISCO K-M BANISTER RD., MO., INC.                                                 10,615
28552                     MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                      15,185
28553                     MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                                 27,937
28554                     MILES MELDISCO K-M BISCAYNE FLA INC                                                        39,792
28555                     MILES MELDISCO K-M 72ND ST., WASH., INC.                                                   18,521
28556                     MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                               28,728
28557                     MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                           66,616
28558                     MILES MELDISCO K-M ARVADA, COLO., INC.                                                     16,894
28559                     MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                  19,058
28560                     MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                           19,113
28561                     MILES MELDISCO K-M 2873 W., PA., INC.                                                      12,332
28562                     MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                               10,800
28563                     MILES MELDISCO K-M AVE., J., CALIF., INC.                                                  20,467
28564                     MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                           22,808
28565                     MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                           39,038
28566                     MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                      12,335
28567                     MILES MELDISCO K-M 66 ST FLA INC                                                           23,518
28568                     MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                               22,169
28569                     MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                                 12,485
28570                     MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                                  7,683
28571                     MILES MELDISCO K-M 9TH ST., FLA., INC.                                                          0
28572                     MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                   13,180
28573                     MILES MELDISCO K-M CUDAHY, WISC., INC.                                                     11,934
28574                     MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                   8,277
28575                     MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                  20,685
28576                     MILES MELDISCO K-M DENVER, INC.                                                                 0
28577                     MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                       0
28578                     MILES MELDISCO K-M DES PLAINES, INC.                                                       21,802
28579                     MILES MELDISCO K-M DIXIE, KY., INC.                                                         3,398

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28580                     MILES MELDISCO K-M DORAVILLE, GA., INC.                                                    41,283
28581                     MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                      9,069
28582                     MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                    16,679
28583                     MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                     8,107
28584                     MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                       11,834
28585                     MELDISCO K-M SHEBOYGAN, WISC., INC.                                                         7,501
28586                     MELDISCO K-M MURFREESBORO, TENN., INC.                                                     12,175
28587                     MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                  11,900
28588                     MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                     13,826
28589                     MELDISCO K-M LAKE ORION, MICH., INC.                                                       10,525
28590                     MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                               12,189
28591                     MELDISCO K-M ST. novUSTINE, FLA., INC.                                                     12,310
28592                     MELDISCO K-M. ACTON, MASS., INC.                                                           10,679
28593                     MELDISCO K-M ELLICOTT CITY, MD., INC.                                                      11,634
28594                     MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                     17,527
28595                     MELDISCO K-M SEASIDE, CA., INC.                                                                 0
28596                     MELDISCO K-M BROOKHAVEN, PA., INC.                                                         15,232
28597                     MELDISCO K-M SAYRE, PA., INC.                                                              12,130
28598                     MELDISCO K-M NEWBURYPORT, MASS., INC.                                                      11,075
28599                     MELDISCO K-M SHERIDAN, WYO., INC.                                                           5,154
28600                     MELDISCO K-M LA PORTE IND INC                                                              12,104
28601                     MELDISCO K-M FALL RIVER, MASS., INC.                                                       20,220
28602                     MELDISCO K-M FEDERAL HWY., FLA., INC.                                                      24,708
28603                     MELDISCO K-M NEW CASTLE, PA., INC.                                                         18,047
28604                     MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                                 10,654
28605                     MELDISCO K-M WAYNESBORO, PA., INC.                                                          4,789
28606                     MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                      4,583
28607                     MELDISCO K-M BELLE VERNON, PA., INC.                                                       18,745
28608                     MELDISCO K-M HERNDON, VA., INC.                                                            18,360
28609                     MELDISCO K-M WATERTOWN, CT., INC.                                                          17,296
28610                     MELDISCO K-M WILLIAMSPORT, PA., INC.                                                       15,997
28611                     MELDISCO K-M EAGLEVILLE, PA., INC.                                                          8,315
28612                     MELDISCO K-M GLASSBORO, N.J., INC.                                                         15,581
28613                     MELDISCO K-M MARYVILLE, TENN., INC.                                                        16,602
28614                     MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                     8,563
28615                     MELDISCO K-M SUNLAND, CA., INC.                                                                 0
28616                     NEW LENOX, ILL., MELDISCO K-M, INC.                                                        18,736
28617                     MELDISCO K-M BERWICK, PA., INC.                                                             8,446
28618                     MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                     36,469
28619                     MELDISCO K-M LAKE TAHOE, CA., INC.                                                         16,993
28620                     MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                    8,444
28621                     MELDISCO K-M ALLENTOWN, PA., INC.                                                          19,348
28622                     MELDISCO K-M CORTLAND, N.Y., INC.                                                           9,827
28623                     MELDISCO K-M novUSTA, MAINE, INC.                                                           9,698
28624                     MELDISCO K-M MEADEVILLE, PA., INC.                                                         10,365
28625                     MELDISCO K-M E. STROUDSBURG, PA., INC.                                                     18,815
28626                     MELDISCO K-M LANCASTER, PA., INC.                                                          15,191
28627                     MELDISCO K-M RIO GRANDE, N.J., INC.                                                        42,812
28628                     PONTIAC, ILL., MELDISCO K-M, INC.                                                           5,240

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28629                     PULASKI, ILL., MELDISCO K-M, INC.                                                          33,266
28630                     MELDISCO K-M CLAYMONT, DEL., INC.                                                          12,098
28631                     MELDISCO K-M GOLDSBORO, N.C., INC.                                                         10,645
28632                     MELDISCO K-M WATERVILLE, MAINE, INC.                                                       12,817
28633                     MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                      24,483
28634                     MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                  12,912
28635                     MELDISCO K-M CHEBOYGAN, MICH., INC.                                                        14,861
28636                     MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                  10,435
28637                     MELDISCO K-M KINSTON, N. C., INC.                                                           7,237
28638                     MELDISCO K-M SARALAND, ALA., INC.                                                           9,804
28639                     MELDISCO K-M JAMESTOWN, N.D.,INC.                                                           5,739
28640                     MELDISCO K-M ENDICOTT, N.Y., INC.                                                          12,503
28641                     MELDISCO K-M QUAKERTOWN, PA., INC.                                                         14,391
28642                     MELDISCO K-M KOKOMO, IN., INC.                                                              8,648
28643                     MELDISCO K-M CINCINNATI, OHIO, INC.                                                        11,520
28644                     MELDISCO K-M PIERRE, S.D., INC.                                                             4,288
28645                     MELDISCO K-M WOODBRIDGE, VA., INC.                                                         19,706
28646                     MELDISCO K-M LEBANON, TENN., INC.                                                          11,046
28647                     MELDISCO K-M CHATTANOOGA, TN., INC.                                                         8,637
28648                     MELDISCO K-M SPRINGFIELD, MA., INC.                                                        29,340
28649                     MELDISCO K-M RICHMOND, MICH., INC.                                                         14,413
28650                     MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                    19,353
28651                     MELDISCO K-M PLACERVILLE, CA., INC.                                                         9,305
28652                     MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                                 16,643
28653                     MELDISCO K-M ALBERTVILLE, ALA., INC.                                                       13,928
28654                     MELDISCO K-M WINONA, MINN., INC.                                                            6,848
28655                     MELDISCO K-M O'FALLON, MO., INC.                                                           11,560
28656                     MELDISCO K-M 3020 12TH ST., S.D., INC.                                                      8,276
28657                     MELDISCO K-M WEST BEND, WISC., INC.                                                         7,461
28658                     MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                     22,041
28659                     MELDISCO K-M WEST CHESTER, PA., INC.                                                       14,791
28660                     MELDISCO K-M TEXARKANA, TX., INC.                                                           7,610
28661                     MELDISCO K-M DANVILLE, KY., INC.                                                            6,183
28662                     MELDISCO K-M FRACKVILLE, PA., INC.                                                         12,814
28663                     MORTON, ILL., MELDISCO K-M, INC.                                                            6,673
28664                     MELDISCO K-M WEST STATE ST., N.Y., INC.                                                    25,624
28665                     MELDISCO K-M ALMA, MICH., INC.                                                              7,074
28666                     MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                     9,288
28667                     MELDISCO K-M KEARNEY, N.J., INC.                                                           55,112
28668                     MELDISCO K-M E. 10TH ST., S.D., INC.                                                        7,427
28669                     MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                      33,809
28670                     MELDISCO K-M PARAMUS, N.J., INC.                                                           27,801
28671                     MELDISCO K-M CLOSTER, N.J., INC.                                                           27,757
28672                     MELDISCO K-M GRASS VALLEY, CA., INC.                                                       17,835
28673                     MELDISCO K-M KEARNS, UT., INC.                                                             12,690
28674                     MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                       4,645
28675                     MELDISCO K-M MADISON HGTS, MICH., INC.                                                     27,619
28676                     MELDISCO K-M MARIETTA, OH., INC.                                                           10,886
28677                     MELDISCO K-M MADISON ST., TN., INC.                                                        11,249

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28678                     MELDISCO K-M RICHLANDS, VA., INC.                                                           9,639
28679                     MELDISCO K-M BROWNSBURG IN INC                                                              7,579
28680                     MELDISCO K-M CODY, WY., INC.                                                                4,807
28681                     WOODSTOCK, ILL., MELDISCO K-M, INC.                                                         9,833
28682                     MT. VERNON, ILL., MELDISCO K-M, INC.                                                        9,382
28683                     MELDISCO K-M PETALUMA, CA., INC.                                                           16,244
28684                     MELDISCO K-M ROMEO, MICH., INC.                                                             8,168
28685                     MELDISCO K-M OUTER LOOP, KY., INC.                                                         14,232
28686                     BELL RD., ILL., MELDISCO K-M, INC.                                                              0
28687                     S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                    21,503
28688                     MELDISCO K-M CLINTON, MD., INC.                                                             1,259
28689                     MELDISCO K-M CROSSVILLE, TENN., INC.                                                       12,842
28690                     MELDISCO K-M LEAVENWORTH, KS., INC.                                                         6,779
28691                     MELDISCO K-M SCOTTSBORO, ALA., INC.                                                         9,219
28692                     MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                   9,918
28693                     MELDISCO K-M WILMINGTON, N.C., INC.                                                        13,794
28694                     MELDISCO K-M XYLON AVE., MINN., INC.                                                        8,432
28695                     MELDISCO K-M ZANESVILLE, OHIO, INC.                                                        11,870
28696                     MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                             36,696
28697                     MELDISCO K-M VINCENNES IND INC                                                              7,002
28698                     MELDISCO K-M WAYNE, N.J. INC.                                                              54,380
28699                     MELDISCO K-M WEIRTON W. VA., INC.                                                           9,344
28700                     MELDISCO K-M WESTLAKE, OHIO, INC.                                                           8,809
28701                     MELDISCO K-M FARMINGTON, N.M., INC.                                                        16,597
28702                     MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                                 11,400
28703                     MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                                 11,028
28704                     MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                    13,524
28705                     MELDISCO K-M FAIRBORN, OHIO, INC.                                                           8,302
28706                     MELDISCO K-M FT. MITCHELL, KY., INC.                                                       11,657
28707                     MELDISCO K-M MINNETONKA, MINN., INC.                                                        7,187
28708                     MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                        18,151
28709                     MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                          23,789
28710                     MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                                 32,997
28711                     MELDISCO K-M GREENWOOD IND INC                                                             12,429
28712                     MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                           0
28713                     MELDISCO K-M GRAY AVE., CALIF., INC.                                                       11,818
28714                     MELDISCO K-M GREENWOOD, S.C., INC.                                                         14,139
28715                     MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                  18,368
28716                     MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                   16,637
28717                     MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                              44,224
28718                     MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                     13,700
28719                     MELDISCO K-M WILLOW GROVE, PA., INC.                                                       11,035
28720                     MELDISCO K-M FEASTERVILLE, PA., INC.                                                       13,302
28721                     MELDISCO K-M GREAT FALLS, MONT., INC.                                                       6,985
28722                     MELDISCO K-M HALES CORNERS, WISC., INC.                                                    11,133
28723                     MELDISCO K-M W. 65TH ST., OHIO, INC.                                                       16,147
28724                     MELDISCO K-M GREENVILLE, OHIO, INC.                                                         8,713
28725                     MELDISCO K-M W. LEBANON, N.H., INC.                                                        10,993
28726                     MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                       0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28727                     MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                     16,618
28728                     MELDISCO K-M GREENVILLE, MISS., INC.                                                       10,121
28729                     MELDISCO K-M WASHINGTON ST IND INC                                                         26,272
28730                     MELDISCO K-M WARMINSTER, PA.,INC.                                                          14,779
28731                     MELDISCO K-M WALLA WALLA, WASH., INC.                                                       9,284
28732                     MELDISCO K-M WABASH AVE., MD., INC.                                                        18,926
28733                     MELDISCO K-M W.PATRICK, MD., INC.                                                          17,083
28734                     MELDISCO K-M WATSON BLVD., GA., INC.                                                       12,861
28735                     MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                                 14,396
28736                     MELDISCO K-M WATERBURY, CONN., INC.                                                        29,656
28737                     MELDISCO K-M MILFORD, MASS., INC.                                                          17,581
28738                     MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                   24,255
28739                     MELDISCO K-M MERCERVILLE RD., N.J., INC                                                    36,101
28740                     MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                   8,733
28741                     MELDISCO K-M MIAMISBURG, OHIO, INC.                                                             0
28742                     MELDISCO K-M MERRILLVILLE INC                                                              16,192
28743                     MELDISCO K-M OREM UTAH, INC.                                                                8,282
28744                     MILES MELDISCO K-M RAPID CITY, S.D., INC.                                                  18,713
28745                     MELDISCO K-M ST ALBANS W. VA., INC.                                                        14,426
28746                     MELDISCO K-M STADIUM DR., MICH., INC.                                                       8,710
28747                     MELDISCO K-M STEVENS POINT, WISC., INC.                                                     7,731
28748                     MELDISCO K-M MODESTA, CAL., INC.                                                           23,351
28749                     MELDISCO K-M MISSOULA, MONT., INC.                                                          5,728
28750                     MELDISCO K-M MILFORD, OHIO, INC.                                                           11,541
28751                     MELDISCO K-M STURGIS, MICH., INC.                                                           8,095
28752                     MELDISCO K-M SUMTER, S.C., INC.                                                            15,337
28753                     MELDISCO K-M MOOSIC, PA., INC.                                                             11,525
28754                     MELDISCO K-M NEW IBERIA, LA, INC.                                                          12,925
28755                     MELDISCO K-M NEWARK, CALIF., INC.                                                              25
28756                     MELDISCO K-M NEWPORT NEWS, VA., INC.                                                       10,338
28757                     MELDISCO K-M SnovAS, MASS., INC.                                                           24,953
28758                     MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                  12,145
28759                     MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                     15,439
28760                     MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                        5,295
28761                     MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                          16,745
28762                     MELDISCO K-M NORRISTOWN, PA., INC.                                                         13,271
28763                     MELDISCO K-M NORTH CANTON, OHIO, INC.                                                      15,244
28764                     MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                              17,121
28765                     MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                   10,099
28766                     MELDISCO K-M NINE MILE RD., VA., INC.                                                      23,159
28767                     MELDISCO K-M NAPLES, FLA., INC                                                              9,552
28768                     MELDISCO K-M NAMPA, ID., INC.                                                               9,594
28769                     MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                       36,863
28770                     MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                               23,733
28771                     MELDISCO K-M MENOMINEE, MICH., INC.                                                         9,508
28772                     MELDISCO K-M MASON CITY, IOWA, INC.                                                         6,698
28773                     MELDISCO K-M MANHATTAN, KS., INC.                                                           5,805
28774                     MELDISCO K-M MANTUA, N.J., INC.                                                            24,173
28775                     MELDISCO K-M MARYLAND AVE., MINN., INC.                                                    19,610

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28776                     MELDISCO K-M MARLTON, N.J., INC.                                                            6,636
28777                     MELDISCO K-M TACOMA, WASH., INC.                                                           14,930
28778                     MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                      646
28779                     MELDISCO K-M SINCLAIR LANE, MD., INC.                                                      13,018
28780                     MELDISCO K-M SOQUEL,CALIF.,INC.                                                                 0
28781                     MELDISCO K-M SILVER SPRING, MD., INC.                                                      47,162
28782                     MELDISCO K-M NAZARETH PIKE, PA., INC.                                                       6,468
28783                     MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                      16,050
28784                     MELDISCO K-M MUSKOGEE,OKLA.,INC                                                            13,697
28785                     MELDISCO K-M MORRISTOWN, TENN., INC.                                                       20,832
28786                     MELDISCO K-M SHELBY, N.C., INC.                                                            11,017
28787                     MELDISCO K-M SHELBURKE RD., VT., INC.                                                      11,872
28788                     MELDISCO K-M SIOUX CITY, IOWA, INC.                                                        12,434
28789                     MELDISCO K-M MANASSAS, VA., INC.                                                           24,161
28790                     MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                     12,345
28791                     MELDISCO K-M N. AVE., COLO., INC.                                                          11,299
28792                     MELDISCO K-M UTICA, MICH., INC.                                                            10,673
28793                     MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                    19,394
28794                     MELDISCO K-M VERNON, CONN., INC.                                                           30,334
28795                     MELDISCO K-M VENICE, FLA., INC.                                                             8,825
28796                     MELDISCO K-M VALPARAISO, IND., INC.                                                         8,619
28797                     MELDISCO K-M VALLEY PLAZA, MD., INC.                                                       19,612
28798                     MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                      19,366
28799                     MELDISCO K-M TUALATIN, ORE., INC.                                                          11,859
28800                     MELDISCO K-M TOMS RIVER, N.J., INC.                                                        28,567
28801                     MELDISCO K-M TOLEDO, OHIO, INC.                                                            10,985
28802                     MELDISCO K-M TIFTON, GA., INC.                                                             11,895
28803                     MELDISCO K-M VALENCIA, CALIF., INC.                                                        21,626
28804                     MELDISCO K-M TULSA, OKLA., INC.                                                            14,150
28805                     MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                       14,956
28806                     MELDISCO K-M U. S. RTE, 309, PA., INC.                                                     16,672
28807                     MELDISCO K-M PLATTE WOODS, MO., INC.                                                        7,565
28808                     MELDISCO K-M PERU IND INC                                                                   7,751
28809                     MELDISCO K-M PLAZA MALL, NJ., INC.                                                         35,347
28810                     MELDISCO K-M PONTIAC, MICH., INC.                                                          10,547
28811                     MELDISCO K-M PORTAGE, MICH., INC.                                                          10,099
28812                     MELDISCO K-M READING, PA., INC.                                                            14,646
28813                     MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                      13,959
28814                     MELDISCO K-M PASADENA, MD., INC.                                                           14,045
28815                     MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                      8,130
28816                     MELDISCO K-M PADUCAH, KY., INC.                                                            14,187
28817                     MELDISCO K-M PARKERSBURG W. VA., INC.                                                      10,154
28818                     MELDISCO K-M SANTA FE, N.M., INC.                                                          19,596
28819                     MELDISCO K-M TALLMADGE, OHIO, INC.                                                         20,253
28820                     MELDISCO K-M REED ROAD, PA., INC.                                                               0
28821                     MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                      8,930
28822                     MELDISCO K-M ROSWELL, N.M., INC.                                                           11,435
28823                     MELDISCO K-M ROCK HILL, S.C., INC.                                                         15,690
28824                     MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                    454

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28825                     MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                      0
28826                     MELDISCO K-M ROCHESTER, MICH., INC.                                                           340
28827                     MELDISCO K-M RIVERSIDE, CALIF., INC.                                                       18,619
28828                     MELDISCO K-M RENSSELAER, N.Y. INC.                                                         11,371
28829                     MILES MELDISCO K-M N. DIVISION, WASH., INC.                                                19,466
28830                     MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                              18,540
28831                     MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                    11,095
28832                     MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                                 18,243
28833                     MILES MELDISCO K-M OCALA,FLA.,INC.                                                         18,287
28834                     MILES MELDISCO K-M NORTH GATE, INC.                                                        20,115
28835                     MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                                27,869
28836                     MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                                  0
28837                     MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                   8,690
28838                     MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                               13,970
28839                     MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                     9,831
28840                     MILES MELDISCO K-M ORANGE, CALIF., INC.                                                         0
28841                     MILES MELDISCO K-M PATRICIO, P. R., INC.                                                  108,170
28842                     MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                     4,902
28843                     MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                              12,781
28844                     MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                                 11,045
28845                     MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                               18,770
28846                     MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                              12,433
28847                     MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                                15,025
28848                     MILES MELDISCO K-M MISSION ST., ORE., INC.                                                 14,790
28849                     MILES MELDISCO K-M MINOT, N.D., INC.                                                       14,713
28850                     MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                   0
28851                     MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                                25,949
28852                     MILES MELDISCO K-M MONROE, MICH., INC.                                                     17,755
28853                     MILES MELDISCO K-M MORRELL, TENN., INC.                                                    11,694
28854                     MILES MELDISCO K-M MOSS ST., CALIF., INC.                                                  38,006
28855                     MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                   19,063
28856                     MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                        0
28857                     MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                   23,765
28858                     MILES MELDISCO K-M MCKINLEY AVE IND INC                                                    17,159
28859                     MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                 1,965
28860                     MILES MELDISCO K-M MERRIAM, INC.                                                            9,293
28861                     MILES MELDISCO K-M MESA, ARIZ., INC.                                                       21,048
28862                     MILES MELDISCO K-M PUEBLO, COLO., INC.                                                     19,334
28863                     MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                   8,436
28864                     MILES MELDISCO K-M MADERA RD., CALIF., INC.                                                13,016
28865                     MILES MELDISCO K-M MADISON, TENN., INC.                                                    26,542
28866                     MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                   9,536
28867                     MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                       0
28868                     MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                  11,131
28869                     MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                                 12,560
28870                     MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                  12,830
28871                     MILES MELDISCO K-M LOMBARD, ILL., INC.                                                     11,089
28872                     Gurnee Mills Fan Club, Inc.                                                                 1,417
28873                     Hickory Hollow Mall Footaction, Inc.                                                            0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28874                     Hickory Ridge Mall Footaction, Inc.                                                             0
28875                     Highland Park Footaction, Inc.                                                                  0
28876                     Hamtramck Footaction, Inc.                                                                      0
28877                     Hallwood Footaction, Inc.                                                                       0
28878                     Hamilton Fan Club, Inc.                                                                         0
28879                     Tyler Mall Fan Club, Inc.                                                                      25
28880                     Upper Darby Footaction, Inc.                                                                    0
28881                     GETTY SQUARE FOOTACTION, INC.                                                                   9
28882                     Grand Boulevard Footaction, Inc.                                                                0
28883                     Grand Rapids Footaction, Inc.                                                               1,110
28884                     Greenbriar Mall Footaction, Inc.                                                            2,092
28885                     Forest Hills Footaction, Inc.                                                                   0
28886                     FAIRLANE MEADOWS FOOTACTION, INC.                                                               0
28887                     Fox Hills (Cal.) Fan Club, Inc.                                                                 0
28888                     Eastridge Fan Club, Inc.                                                                        0
28889                     The Meadows Fan Club, Inc.                                                                    225
28890                     The Village Footaction, Inc.                                                                    0
28891                     Tower Center Footaction, Inc.                                                                   0
28892                     Treasure Coast Mall Footaction, Inc.                                                            0
28893                     Troy Footaction, Inc.                                                                           0
28894                     Tukwila Open Country, Inc.                                                                      0
28895                     Ladera Center Footaction, Inc.                                                                  0
28896                     LAFAYETTE FOOTACTION, INC.                                                                      0
28897                     Lakewood Fan Club, Inc.                                                                         0
28898                     Lee Harvard Footaction, Inc.                                                                    0
28899                     Leominster Fan Club, Inc.                                                                       0
28900                     Lincoln Park Footaction, Inc.                                                                   0
28901                     Lloyd Center Fan Club, Inc.                                                                     0
28902                     Mall @ Barnes Crossing Footaction, Inc.                                                         0
28903                     Macomb Mall Footaction, Inc.                                                                    0
28904                     Mall De Aguilas Footaction, Inc.                                                                0
28905                     MARKET CENTER FOOTACTION, INC.                                                                  0
28906                     Marketplace at Hollywood Footaction, Inc.                                                       0
28907                     Quaker Bridge Open Country, Inc.                                                                0
28908                     Fresno Fan Club, Inc.                                                                       9,848
28909                     Freedom Mall Footaction, Inc.                                                                   0
28910                     Sunbury Footaction, Inc.                                                                        0
28911                     Sawgrass Fan Club, Inc.                                                                         0
28912                     Padre Footaction, Inc.                                                                          0
28913                     Vista Ridge Mall Footaction, Inc.                                                               0
28914                     Washington Street Fan Club, Inc.                                                                0
28915                     WEST END MALL FOOTACTION, INC.                                                                 30
28916                     Westgate Fan Club, Inc.                                                                         5
28917                     Westland-Haileah Fan Club, Inc.                                                                 0
28918                     Killeen Mall Footaction, Inc.                                                                   0
28919                     Kings Plaza Fan Club, Inc.                                                                      0
28920                     Lawndale Plaza Footaction, Inc.                                                                 0
28921                     Dallas Galleria Footaction, Inc.                                                                0
28922                     Ala Moana Footaction, Inc.                                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28923                     Del Amo Fan Club, Inc.                                                                          0
28924                     Dartmouth Fan Club, Inc.                                                                        0
28925                     Fairfield Commons Fan Club, Inc.                                                                0
28926                     Cross County (N.Y.) Fan Club, Inc.                                                              0
28927                     Chula Vista Fan Club, Inc.                                                                      0
28928                     Alexandria Mall Footaction, Inc.                                                                0
28929                     CROSSROADS CENTER FOOTACTION, INC.                                                              0
28930                     Crossgates Fan Club, Inc.                                                                       0
28931                     Square One Footaction, Inc.                                                                   150
28932                     Southridge Footaction, Inc.                                                                     0
28933                     Southland Mall Footaction, Inc.                                                                 0
28934                     Solano Footaction, Inc.                                                                         0
28935                     West Towne Footaction, Inc.                                                                     0
28936                     Fiesta Footaction, Inc.                                                                         0
28937                     Bel-Air Center Footaction, Inc.                                                                 0
28938                     Bel Air Mall Footaction, Inc.                                                                   0
28939                     West Ridge Footaction, Inc.                                                                     0
28940                     Deptford Open Country, Inc.                                                                     0
28941                     Desoto Square Mall Footaction, Inc.                                                             0
28942                     Dover Mall Footaction, Inc.                                                                     0
28943                     Chatham Ridge Footaction, Inc.                                                                  0
28944                     Cielo Vista Mall Footaction, Inc.                                                               0
28945                     San Leandro Footaction, Inc.                                                                    0
28946                     CITY PLACE LONG BEACH FOOTACTION, INC.                                                          0
28947                     Ford City Footaction, Inc.                                                                      0
28948                     Gentilly Woods Footaction, Inc.                                                                 0
28949                     Carson Mall Fan Club, Inc.                                                                      0
28950                     CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                      0
28951                     MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                   1,297
28952                     Seatac Footaction, Inc.                                                                         0
28953                     Westgate Footaction, Inc.                                                                       0
28954                     Randall Park Footaction, Inc.                                                                   0
28955                     Riverchase Footaction, Inc.                                                                     0
28956                     Rimrock Footaction, Inc.                                                                        0
28957                     Central City Mall Fan Club, Inc.                                                                0
28958                     Animas Mall Footaction, Inc.                                                                    0
28959                     Aventura Fan Club, Inc.                                                                         0
28960                     Fair Oaks Footaction, Inc.                                                                      0
28961                     EASTERN BOULEVARD FOOTACTION, INC.                                                              0
28962                     Eastfield Open Country, Inc.                                                                    0
28963                     Coventry Mall Fan Club, Inc.                                                                    0
28964                     Cordova Mall Footaction, Inc.                                                                   0
28965                     Bannister Mall Footaction, Inc.                                                                 0
28966                     Carlsbad Fan Club, Inc.                                                                         0
28967                     CAPITAL CENTRE FOOTACTION, INC.                                                                 0
28968                     Canterbury Square Footaction, Inc.                                                              0
28969                     Cambridge Galleria Fan Club, Inc.                                                               0
28970                     Broad Street Footaction, Inc.                                                                   0
28971                     Bossier Mall Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28972                     Bonita Fan Club, Inc.                                                                           0
28973                     Bay Plaza Footaction, Inc                                                                       0
28974                     164 North Star Mall Footaction, Inc.                                                            0
28975                     87TH AND COTTAGE GROVE FOOTACTION, INC.                                                         0
28976                     83 Central Mall Footaction, Inc.                                                                0
28977                     63rd & Western Footaction, Inc.                                                                 0
28978                     34TH STREET FOOTACTION, INC.                                                                    0
28979                     1162 Valla Linda Mall Footaction, Inc.                                                          0
28980                     305 Northline Mall Footaction, Inc.                                                             0
28981                     MELDISCO K-M BRISTOL, TENN., INC.                                                          10,300
28982                     MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                                0
28983                     MELDISCO K-M CHICO, CALIF., INC.                                                           11,240
28984                     MELDISCO K-M BRIDGEVILLE, PA., INC.                                                        16,902
28985                     MELDISCO K-M BROCKTON, MASS., INC.                                                         23,148
28986                     MELDISCO K-M BRICKTOWN, N.J., INC.                                                         10,755
28987                     MELDISCO K-M BREMERTON, WASH., INC.                                                        10,054
28988                     MELDISCO K-M CHILLI, N.Y., INC.                                                            15,212
28989                     MELDISCO K-M BOZEMAN, MONT., INC.                                                           5,150
28990                     MELDISCO K-M CHAMBERSBURG, PA., INC.                                                       18,705
28991                     MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                     10,505
28992                     MELDISCO K-M BURTON, MICH., INC.                                                           14,907
28993                     MELDISCO K-M CLEARWATER, FLA., INC.                                                        18,420
28994                     MELDISCO K-M BURLINGTON, N.J., INC.                                                        15,317
28995                     MELDISCO K-M BURLINGTON, IOWA, INC.                                                         5,725
28996                     MELDISCO K-M BRUNSWICK, OHIO, INC.                                                         11,067
28997                     MELDISCO K-M CHARLESTON, W.VA., INC.                                                       25,503
28998                     MELDISCO K-M BRANDON,FLA.,INC                                                              26,520
28999                     MELDISCO K-M BOUNTIFUL, UTAH INC.                                                           9,757
29000                     MELDISCO K-M BOSSIER CITY, LA., INC.                                                       16,218
29001                     MELDISCO K-M BLAINE, MINN., INC.                                                           12,246
29002                     MELDISCO K-M IRMO, S.C., INC.                                                               9,616
29003                     MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                             8,822
29004                     MELDISCO K-M HOWELL, N.J., INC.                                                            12,961
29005                     MELDISCO K-M HOLLISTER, CA., INC.                                                          12,867
29006                     MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                                12,115
29007                     MELDISCO K-M INVERNESS, FL., INC.                                                          11,119
29008                     MELDISCO K-M HYATTSVILLE MD., INC.                                                         44,458
29009                     MELDISCO K-M HOPKINSVILLE, KY., INC.                                                        9,522
29010                     MELDISCO K-M IONIA, MICH., INC.                                                            10,039
29011                     MELDISCO K-M KEY WEST, FL., INC.                                                           18,720
29012                     MELDISCO K-M HOLMES, PA., INC.                                                             23,080
29013                     MELDISCO K-M JONESBORO, GA., INC.                                                          17,795
29014                     MELDISCO K-M LIBERTY, MO., INC.                                                             6,546
29015                     MELDISCO K-M LEXINGTON, SC., INC.                                                          12,484
29016                     MELDISCO K-M IDAHO FALLS, ID., INC.                                                         9,654
29017                     MELDISCO K-M JACKSON, WY., INC.                                                            16,009
29018                     MELDISCO K-M IWILEI, HI., INC.                                                             49,703
29019                     MELDISCO K-M KINGSBURG, CA., INC.                                                          13,952
29020                     MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                   23,760

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29021                     MELDISCO K-M LAKE MARY, FL., INC.                                                           9,157
29022                     MELDISCO K-M JUAN DIAZ, P.R., INC.                                                         67,872
29023                     MELDISCO K-M LEVITTOWN, NY., INC.                                                               0
29024                     MELDISCO K-M KINGSLAND, GA., INC.                                                          10,696
29025                     MELDISCO K-M LENEXA, KS., INC.                                                              6,169
29026                     MELDISCO K-M LEMOORE, CA., INC.                                                            14,708
29027                     MELDISCO K-M INDIO, CA., INC.                                                              22,319
29028                     MELDISCO K-M PARADISE, CA., INC.                                                           13,076
29029                     MELDISCO K-M COOS BAY, ORE., INC.                                                           8,279
29030                     MELDISCO K-M DAVIS RD., CA., INC.                                                          30,813
29031                     MELDISCO K-M GRAND BLANC, MICH., INC.                                                       9,698
29032                     MELDISCO K-M GLENMONT, N.Y., INC.                                                           6,531
29033                     MELDISCO K-M MT. PLEASANT, S.C., INC.                                                       7,645
29034                     MELDISCO K-M CARROLLTON, GA., INC.                                                          9,441
29035                     MELDISCO K-M ROCHESTER, N.H., INC.                                                         13,937
29036                     MELDISCO K-M KISSIMMEE, FLA., INC.                                                         39,438
29037                     MELDISCO K-M KEARNY, MO., INC.                                                             10,899
29038                     MELDISCO K-M MONTANA BLVD., TX., INC.                                                      30,442
29039                     MELDISCO K-M HERKIMER, N.Y., INC.                                                          11,027
29040                     MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                      0
29041                     MELDISCO K-M KILLEEN, TX., INC.                                                            15,071
29042                     MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                    35,222
29043                     MELDISCO K-M MORGANTON, N.C., INC.                                                         10,919
29044                     MELDISCO K-M CHEROKEE, IOWA, INC.                                                           5,013
29045                     MELDISCO K-M BENNINGTON, VT., INC.                                                          9,098
29046                     MELDISCO K-M EASTON, PA., INC.                                                             10,871
29047                     MELDISCO K-M PIKEVILLE, KY., INC.                                                          10,765
29048                     MELDISCO K-M NEWPORT, KY., INC.                                                            15,339
29049                     MELDISCO K-M WEST 3RD ST., CA., INC.                                                       44,146
29050                     MELDISCO K-M DICKINSON, N.D., INC.                                                          4,573
29051                     MELDISCO K-M OELWEIN, IOWA, INC.                                                            4,713
29052                     MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                   8,120
29053                     MELDISCO K-M DAVIE, FLA., INC.                                                             32,333
29054                     MELDISCO K-M BOONE, N.C., INC.                                                              8,233
29055                     MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                      6,775
29056                     MELDISCO K-M RED OAK, IOWA, INC.                                                            3,879
29057                     MELDISCO K-M PALMER, MASS., INC.                                                           12,236
29058                     MELDISCO K-M HUNTINGTON, W.VA., INC.                                                        9,129
29059                     MELDISCO K-M SANFORD, N.C., INC.                                                            8,251
29060                     MELDISCO K-M RATON, N. M., INC.                                                             8,578
29061                     MELDISCO K-M REIDSVILLE, N.C., INC.                                                        13,980
29062                     MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                      8,908
29063                     MELDISCO K-M MOORHEAD, MINN., INC.                                                          7,435
29064                     MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                          0
29065                     MELDISCO K-M FERGUS FALLS, MINN., INC.                                                      4,439
29066                     ALTON, ILL., MELDISCO K-M, INC.                                                            15,054
29067                     MELDISCO K-M FORT ATKINSON, WISC., INC.                                                     6,545
29068                     MELDISCO K-M SARASOTA, FLA., INC.                                                          20,467
29069                     MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                            21,067

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29070                     MELDISCO K-M PUYALLUP, WASH., INC.                                                          9,362
29071                     MELDISCO K-M NATIONAL RD IND INC                                                           12,078
29072                     MELDISCO K-M RIDGE RD., N.Y., INC.                                                         11,426
29073                     MELDISCO K-M AVENEL, N.J., INC.                                                            27,513
29074                     MELDISCO K-M FAIRFAX, VA., INC.                                                            17,084
29075                     MELDISCO K-M SYKESVILLE, MD., INC.                                                          6,936
29076                     MELDISCO K-M CORBIN, KY., INC.                                                             13,881
29077                     MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                     65,292
29078                     MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                                15,496
29079                     MILES MELDISCO K-M HAINES RD., PA., INC.                                                   14,695
29080                     MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                  17,143
29081                     MILES MELDISCO K-M GREENFIELD, WISC., INC.                                                 15,508
29082                     MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                                13,362
29083                     MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                                 11,419
29084                     MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                               23,999
29085                     MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                      0
29086                     MILES MELDISCO K-M HOLLYWOOD FLA INC                                                       28,339
29087                     MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                            31,604
29088                     MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                            21,855
29089                     MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                  15,535
29090                     MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                           30,534
29091                     MILES MELDISCO K-M GREEN BAY, INC.                                                         15,230
29092                     MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                                16,547
29093                     MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                                11,718
29094                     MILES MELDISCO K-M JANESVILLE, WISC., INC.                                                 12,750
29095                     MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                                  6,348
29096                     MILES MELDISCO K-M H'WAY 24, MO., INC.                                                     15,600
29097                     MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                              40,179
29098                     MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                  16,662
29099                     MILES MELDISCO K-M HIALEAH FLA INC                                                         60,210
29100                     MILES MELDISCO K-M HAZLET, N.J. INC.                                                       27,198
29101                     CROSS CREEK MALL FOOTACTION, INC.                                                               0
29102                     Tri-County Footaction, Inc.                                                                     0
29103                     Northland Center Footaction, Inc.                                                               0
29104                     Pembroke Lakes Footaction, Inc.                                                                 0
29105                     Harper Woods FootAction, Inc.                                                                   0
29106                     Western Hills Footaction, Inc.                                                                  0
29107                     Columbia Mall Footaction, Inc.                                                                  0
29108                     Cumberland Footaction, Inc.                                                                     0
29109                     Santa Anita Fan Club, Inc.                                                                      0
29110                     South Shore Footaction, Inc.                                                                    0
29111                     Kenwood Footaction, Inc.                                                                        0
29112                     Columbus Mall Footaction, Inc.                                                                  0
29113                     Crossroads FootAction, Inc.                                                                     0
29114                     Northgate Footaction, Inc.                                                                      0
29115                     Great Northern Open Country, Inc.                                                               0
29116                     Merced Mall Footaction, Inc.                                                                    0
29117                     Montgomery Mall Footaction, Inc.                                                                0
29118                     Ingleside Open Country, Inc.                                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29119                     North Shore Footaction, Inc.                                                                    0
29120                     Homiguero Footaction, Inc                                                                       0
29121                     Northwest Mall Footaction, Inc.                                                                 0
29122                     Oglethorpe Footaction, Inc.                                                                    30
29123                     Charleston Footaction, Inc.                                                                     0
29124                     First Colony Footaction, Inc                                                                    0
29125                     CRABTREE VALLEY FOOTACTION, INC.                                                                0
29126                     San Angelo Footaction, Inc.                                                                     0
29127                     San Cados Footaction, Inc.                                                                      0
29128                     Rolling Acres Open Country, Inc.                                                                0
29129                     River Falls Footaction, Inc.                                                                    0
29130                     Grand Avenue Footaction, Inc.                                                                   0
29131                     Glendale Center Footaction, Inc.                                                                0
29132                     Dedham Mall Fan Club, Inc.                                                                     25
29133                     Lynnwood Footaction, Inc.                                                                       0
29134                     Metrocenter Mall Footaction, Inc.                                                               0
29135                     Green Acres Open Country, Inc.                                                                  0
29136                     Roosevelt Field Open Country, Inc.                                                              0
29137                     Hickory Point Footaction, Inc.                                                                  0
29138                     Fort Steuben Mall Footaction, Inc.                                                              0
29139                     Eagle Rock Plaza Footaction, Inc.                                                               0
29140                     MELDISCO K-M LONDON, OHIO, INC.                                                             9,279
29141                     MELDISCO K-M LONDON, KY., INC.                                                              9,436
29142                     MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                       91,901
29143                     MELDISCO K-M MARTINSBURG, W. VA., INC.                                                     18,866
29144                     MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                               98,666
29145                     Midway Mall Footaction, Inc.                                                                    0
29146                     Mainland Mall Footaction, Inc.                                                                  0
29147                     N. County Fair (CA) Footaction, Inc.                                                            0
29148                     Deerbrook Mall Footaction, Inc.                                                                 0
29149                     Jacksonville Mall Footaction, Inc.                                                              0
29150                     River Center Footaction, Inc.                                                                   0
29151                     Rio Piedras Footaction, Inc.                                                                    0
29152                     Lufkin Mall Footaction                                                                          0
29153                     Boulevard Mall Footaction, Inc.                                                                 0
29154                     Mondawmin Footaction, Inc.                                                                      0
29155                     Mall of America Footaction, Inc.                                                                0
29156                     Coliseum-Hampton Footaction, Inc.                                                               0
29157                     Pine Bluff Footaction, Inc.                                                                     0
29158                     Galleria at Sunset Footaction, Inc.                                                             0
29159                     MELDISCO K-M CRANSTON, R.I., INC.                                                          45,579
29160                     MELDISCO K-M CRAIG, COLO., INC.                                                            10,750
29161                     MELDISCO K-M CONWAY, S.C., INC.                                                            10,248
29162                     MELDISCO K-M COLUMBUS, MISS., INC.                                                         14,877
29163                     MELDISCO K-M CLERMONT, FLA., INC.                                                          17,716
29164                     MELDISCO K-M CLEMMONS, N.C., INC.                                                          10,791
29165                     MELDISCO K-M CHARLES CITY, IA., INC.                                                        8,232
29166                     MELDISCO K-M CENTRE, AL., INC.                                                              5,571
29167                     MELDISCO K-M CAYEY, N.Y., INC.                                                             61,492

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29168                     MELDISCO K-M CARLISLE, PA., INC.                                                           13,982
29169                     MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                         13,122
29170                     MELDISCO K-M DE LAND, FLA., INC.                                                            2,429
29171                     MELDISCO K-M DEFIANCE, OH., INC.                                                           14,493
29172                     MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                   20,493
29173                     MELDISCO K-M DEMING, N.M. INC.                                                             12,004
29174                     MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                    11,895
29175                     MILES MELDISCO K-M ACCESS, TENN., INC.                                                     12,760
29176                     MILES MELDISCO K-M ANDERSON, S.C., INC.                                                    11,681
29177                     MELDISCO K-M WELLSVILLE, N.Y., INC.                                                        13,952
29178                     MELDISCO K-M WAYNESBORO, VA., INC.                                                         14,172
29179                     MELDISCO K-M WAYCROSS RD., OH., INC.                                                       12,262
29180                     MELDISCO K-M WINCHESTER RD., TN., INC.                                                     15,587
29181                     MELDISCO K-M WIND GAP, PA., INC.                                                           12,395
29182                     MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                            14,388
29183                     MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                               34,846
29184                     MILES MELDISCO K-M 84TH AVE., COLO., INC.                                                  25,668
29185                     PEORIA, IL., MELDISCO K-M, INC.                                                            10,591
29186                     MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                  21,502
29187                     MILES MELDISCO K-M PORT HURON, MICH., INC.                                                 29,873
29188                     VILLA PARK, ILL., MELDISCO K-M, INC.                                                       15,976
29189                     ROUND LAKE, ILL., MELDISCO K-M, INC.                                                       22,066
29190                     PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                         0
29191                     MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                             11,710
29192                     MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                     9,015
29193                     NORRIDGE, IL., MELDISCO K-M, INC.                                                          54,415
29194                     OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                             28,744
29195                     MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                                 13,994
29196                     MILES MELDISCO K-M ROME, GA., INC.                                                         20,730
29197                     MILES MELDISCO K-M TEAL IND INC                                                            15,306
29198                     MILES MELDISCO K-M CLARKSVILLE IND INC                                                      7,546
29199                     MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                            14,544
29200                     MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                    41,227
29201                     MILES MELDISCO K-M GREELEY, COLO., INC.                                                    16,670
29202                     MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                                  25,254
29203                     MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                                 9,219
29204                     MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                   6,920
29205                     MELDISCO K-M 2606 ZION RD., KY., INC.                                                       9,814
29206                     MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                                  13,681
29207                     MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                              9,765
29208                     MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                             15,695
29209                     MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                    8,248
29210                     MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                    10,834
29211                     MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                   11,852
29212                     MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                                 10,199
29213                     MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                        25,329
29214                     MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                    9,553
29215                     MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                    9,590
29216                     MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                                 7,418

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29217                     MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                              12,446
29218                     MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                                  14,078
29219                     MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                   22,298
29220                     MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                  12,323
29221                     MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                            7,195
29222                     MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                                22,170
29223                     MELDISCO K-M 1401 SPRING ST., MI., INC.                                                     7,843
29224                     MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                              8,154
29225                     MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                                5,142
29226                     MELDISCO K-M ALLIANCE, NEB., INC.                                                           4,365
29227                     MELDISCO K-M ALEXANDRIA, MN., INC.                                                          7,687
29228                     MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                              12,689
29229                     MELDISCO K-M ABINGDON, VA., INC.                                                           17,145
29230                     MELDISCO K-M AGUADILLA, N.Y., INC.                                                         92,448
29231                     MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                              9,685
29232                     MELDISCO K-M 8601K WEST M-55, MI., INC.                                                    18,101
29233                     MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                                 26,089
29234                     MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                               19,756
29235                     MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                    10,191
29236                     MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                    6,931
29237                     MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                   20,953
29238                     MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                              11,120
29239                     MELDISCO K-M 3790 THIRD ST., FL., INC.                                                          0
29240                     MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                                 18,058
29241                     MELDISCO K-M 3655 PLANK RD., VA., INC.                                                     17,788
29242                     MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                              15,101
29243                     MELDISCO K-M 2110 SO. M-76, MI., INC.                                                      13,685
29244                     MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                              18,574
29245                     MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                             9,032
29246                     MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                  13,717
29247                     MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                                  7,411
29248                     MELDISCO K-M SOUTHBURY, CT., INC.                                                          25,701
29249                     MELDISCO K-M CAMINO DR., CAL., INC.                                                             0
29250                     MELDISCO K-M VIRGINIA, MN., INC.                                                            7,828
29251                     MELDISCO K-M THEODORE, ALA., INC.                                                          12,809
29252                     MELDISCO K-M THREE NOTCH RD., MD., INC.                                                     9,781
29253                     MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                       16,428
29254                     MELDISCO K-M TITUSVILLE, FL., INC.                                                         13,603
29255                     MELDISCO K-M TOLLESON, AZ., INC.                                                           25,393
29256                     MELDISCO K-M TURNER LAKE RD., GA., INC.                                                    11,135
29257                     MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                                 11,835
29258                     MELDISCO K-M VEGA BAJA, P.R., INC.                                                         69,137
29259                     MELDISCO K-M VERNAL, UT., INC.                                                              8,643
29260                     MELDISCO K-M WILLIAMSBURG, VA., INC.                                                       21,185
29261                     MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                      49,211
29262                     MELDISCO K-M TEMECULA, CA., INC.                                                           20,868
29263                     MELDISCO K-M SWEETWATER, TN., INC.                                                         15,440
29264                     MELDISCO K-M THE DALLES, OR., INC.                                                         10,936
29265                     MELDISCO K-M SOMERVILLE, N.J., INC.                                                        10,924

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29266                     MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                      12,134
29267                     MELDISCO K-M SPANAWAY, WA., INC.                                                           11,000
29268                     MELDISCO K-M SPRINGBORO, OH., INC.                                                         10,146
29269                     MELDISCO K-M SPEARFISH, SD., INC.                                                           5,190
29270                     MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                      12,259
29271                     MELDISCO K-M COX CREEK, AL., INC.                                                          15,042
29272                     MELDISCO K-M CROSSTOWN RD., GA., INC.                                                       7,788
29273                     MELDISCO K-M CORVALLIS, OR., INC.                                                          10,998
29274                     MELDISCO K-M GILLETTE, WYO., INC.                                                           6,637
29275                     MELDISCO K-M EASLEY, S.C., INC.                                                            12,860
29276                     MELDISCO K-M WASCO, CA., INC.                                                              19,469
29277                     MELDISCO K-M WEBSTER, NY., INC.                                                            19,587
29278                     MELDISCO K-M WENATCHEE, WASH., INC.                                                         8,663
29279                     MELDISCO K-M WEST ALLIS, WI., INC.                                                         19,850
29280                     MELDISCO K-M WEST BABYLON, N.Y., INC.                                                      41,138
29281                     MELDISCO K-M SWEETWATER, TX., INC.                                                          8,393
29282                     MELDISCO K-M WEST BROADWAY, IN., INC.                                                       6,845
29283                     MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                    8,771
29284                     MELDISCO K-M WEXFORD, PA., INC.                                                            18,167
29285                     MELDISCO K-M WAUPACA, WI., INC.                                                            13,823
29286                     MELDISCO K-M WESTWOOD, N.J.                                                                24,485
29287                     MELDISCO K-M SPRINGFIELD, MO., INC.                                                        10,165
29288                     Dallas Feet, Inc.                                                                               0
29289                     SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                       150
29290                     Pembroke Feet, Inc.                                                                             0
29291                     Jackson Feet, Inc.                                                                              0
29292                     Austin Feet, Inc.                                                                               0
29293                     East 41st Street Feet, Inc.                                                                     0
29294                     Sanford Feet, Inc.                                                                              0
29295                     Germantown Pkwy. Feet, Inc.                                                                     0
29296                     Cortana Feet, Inc.                                                                              0
29297                     Knoxville Feet, Inc.                                                                            0
29298                     Independence Feet, Inc.                                                                         0
29299                     Westheimer Feet, Inc.                                                                           0
29300                     Lewisville Feet, Inc.                                                                           0
29301                     San Pedro Avenue Feet, Inc.                                                                     0
29302                     Ft. Lauderdale Feet, Inc.                                                                       0
29303                     Cutler Avenue Feet, Inc.                                                                        0
29304                     Arlington Feet, Inc.                                                                            0
29305                     Tulsa Feet, Inc.                                                                                0
29306                     Plano Feet, Inc.                                                                                0
29307                     El Paso Feet, Inc.                                                                              0
29308                     Albuquerque Feet, Inc.                                                                          0
29309                     MELDISCO K-M MANTECA, CA., INC.                                                            13,459
29310                     MELDISCO K-M MANAHAWKIN, N.J., INC.                                                        17,790
29311                     Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                               14,319
29312                     MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                                  52,316
29313                     MELDISCO K-M MILTON, FLA., INC.                                                            13,178
29314                     MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                      17,401

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29315                     MELDISCO K-M MATAMORAS, PA., INC.                                                          18,259
29316                     MELDISCO K-M MAYAGUEZ, PR., INC.                                                           73,648
29317                     MELDISCO K-M MENTOR, OHIO, INC.                                                            26,619
29318                     MELDISCO K-M FREMONT, OH., INC.                                                            17,368
29319                     MELDISCO K-M HUMMELSTOWN, PA., INC.                                                        16,119
29320                     MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                             18,759
29321                     MELDISCO K-M LAKEPORT, CA., INC.                                                           24,230
29322                     MELDISCO K-M LAREDO, TX., INC.                                                             49,978
29323                     MELDISCO K-M KENTON, OHIO, INC.                                                             9,375
29324                     MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                     42,817
29325                     MELDISCO K-M LACKAWANNA, N.Y., INC.                                                        29,212
29326                     MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                                  12,709
29327                     MELDISCO K-M FENTON, MICH., INC.                                                           10,714
29328                     MELDISCO K-M GASTONIA, N.C., INC.                                                          14,047
29329                     MELDISCO K-M HANOVER, PA., INC.                                                                 0
29330                     MELDISCO K-M HASTINGS, NEB., INC.                                                           7,338
29331                     MELDISCO K-M HONESDALE, PA., INC.                                                          12,880
29332                     MELDISCO K-M HONOLULU, N.Y., INC.                                                          45,024
29333                     MELDISCO K-M JOHNSON CITY, TN., INC.                                                       19,421
29334                     MELDISCO K-M JACKSONVILLE, FLA., INC.                                                      22,962
29335                     MELDISCO K-M JACKSON, MICH., INC.                                                          10,928
29336                     MELDISCO K-M FORT ST. & PA., MI., INC.                                                     33,448
29337                     MELDISCO K-M RUTLAND, VT., INC.                                                            11,560
29338                     MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                      53,294
29339                     MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                  69,307
29340                     MELDISCO K-M SANDY, UTAH, INC.                                                              9,003
29341                     MELDISCO K-M SIDNEY, N.Y., INC.                                                            19,175
29342                     MELDISCO K-M SOUTHAVEN, MISS., INC.                                                        11,721
29343                     MELDISCO K-M TOWANDA, PA., INC.                                                            14,913
29344                     MELDISCO K-M ROBERT ST., MINN., INC.                                                       10,724
29345                     MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                           16,361
29346                     MELDISCO K-M WARWICK BLVD., VA., INC.                                                      24,126
29347                     MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                    9,868
29348                     MELDISCO K-M STUART, FLA., INC.                                                             2,946
29349                     MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                            17,159
29350                     MELDISCO K-M TAMUNING, GUAM, INC.                                                          94,482
29351                     MELDISCO K-M TUSTIN, CA., INC.                                                                  0
29352                     MELDISCO K-M VERSAILLES, KY., INC.                                                          9,198
29353                     MELDISCO K-M W. MARKET ST.,N.C.,INC                                                        19,410
29354                     MELDISCO K-M WATERTOWN, N.Y., INC.                                                         12,826
29355                     MELDISCO K-M WALNUTPORT, PA., INC.                                                         27,417
29356                     MELDISCO K-M WARREN, OHIO, INC.                                                            30,060
29357                     MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                       19,773
29358                     MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                     30,349
29359                     MELDISCO K-M NEW LEBANON, OH., INC.                                                         2,690
29360                     MELDISCO K-M OAK HILL, WV., INC.                                                            7,043
29361                     MELDISCO K-M OVERTON CROSSING, TENN., INC.                                                 31,989
29362                     MELDISCO K-M PARSIPPANY, N.J., INC.                                                             0
29363                     MELDISCO K-M PELL CITY, AL., INC.                                                           8,516

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29364                     MELDISCO K-M PEORIA, ARIZ., INC.                                                            2,396
29365                     MELDISCO K-M MORGANTOWN, WV., INC.                                                         17,041
29366                     MELDISCO K-M LEWISBURG, WV., INC.                                                          10,555
29367                     1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                                 10,229
29368                     MELDISCO K-M PERRY, FLA., INC.                                                              7,665
29369                     MELDISCO K-M PLATTEVILLE, WISC., INC.                                                       8,813
29370                     MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                                 69,823
29371                     MELDISCO K-M PORT ROYAL, FLA., INC.                                                        43,993
29372                     MELDISCO K-M ST. CROIX, N.Y., INC.                                                         28,292
29373                     MELDISCO K-M PORTAGE IN INC                                                                23,160
29374                     MELDISCO K-M POWAY, CA., INC.                                                                   0
29375                     MELDISCO K-M POWER RD., AZ., INC.                                                          21,527
29376                     MELDISCO K-M N. 32 ST., ARIZ., INC.                                                        28,182
29377                     MELDISCO K-M N. novUSTA, S.C., INC.                                                        10,705
29378                     MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                      36,687
29379                     MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                                  74,614
29380                     MELDISCO K-M PR #22 & PR #18, PR., INC.                                                   107,978
29381                     MELDISCO K-M PUTNAM, CONN., INC.                                                                0
29382                     MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                     19,090
29383                     MELDISCO K-M QUEENSBURY, N.Y., INC.                                                        24,277
29384                     MELDISCO K-M RENO, PA., INC.                                                               14,277
29385                     MELDISCO K-M DECATUR IND INC                                                                7,328
29386                     MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                                10,632
29387                     MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                                  21,576
29388                     MELDISCO K-M COLLEGE AVE., CA., INC.                                                       23,027
29389                     MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                      15,412
29390                     MELDISCO K-M COLUMBIA, PA., INC.                                                           14,132
29391                     MELDISCO K-M EMMET ST., NEB., INC.                                                          8,987
29392                     MELDISCO K-M COLUMBUS, IN., INC.                                                            7,088
29393                     MELDISCO K-M ELLENTON, FL., INC.                                                           23,538
29394                     MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                      16,845
29395                     MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                             57,195
29396                     MELDISCO K-M McMURRAY, PA., INC.                                                           18,562
29397                     MELDISCO K-M DRAPER, UT., INC.                                                              6,881
29398                     MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                                  9,392
29399                     MELDISCO K-M DETROIT LAKES, MN., INC.                                                       8,534
29400                     MELDISCO K-M CLEVELAND, TN., INC.                                                          15,416
29401                     MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                      11,351
29402                     MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                                12,416
29403                     MELDISCO K-M DOYLESTOWN, PA., INC.                                                         19,987
29404                     MELDISCO K-M ELKINS, W.VA., INC.                                                            8,123
29405                     MELDISCO K-M HARRISON, OH., INC.                                                           14,907
29406                     MELDISCO K-M HILLMAN ST., CA., INC.                                                        15,380
29407                     MELDISCO K-M HWY. #127, KY., INC.                                                          12,152
29408                     MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                   18,566
29409                     MELDISCO K-M CORINTH, MS., INC.                                                            12,483
29410                     MELDISCO K-M COUNTY LINE RD., CA., INC.                                                    27,549
29411                     MELDISCO K-M CLARKSVILLE, TENN., INC.                                                      12,424
29412                     MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                    7,486

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29413                     MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                     28,000
29414                     MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                                 23,598
29415                     MELDISCO K-M COALINGA, CA., INC.                                                           15,396
29416                     MELDISCO K-M CLINTON, TN., INC.                                                             9,596
29417                     MELDISCO K-M CLINTON, OKLA., INC.                                                           9,279
29418                     MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                      8,003
29419                     MELDISCO K-M CLARKSBURG, WV., INC                                                          12,342
29420                     MELDISCO K-M COMERIO AVE., PR., INC.                                                       81,048
29421                     HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                   11,483
29422                     GRANITE CITY, ILL., MELDISCO K-M, INC.                                                     15,848
29423                     FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                     19,983
29424                     MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                                8,600
29425                     MELDISCO K-M ABERDEEN, S.D., INC.                                                           5,802
29426                     JOLIET, ILL., MELDISCO K-M, INC.                                                           13,600
29427                     MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                      13,789
29428                     EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                          10,925
29429                     MELDISCO K-M 18 MILE RD., MICH., INC.                                                      13,117
29430                     MELDISCO K-M CONOVER, NC., INC.                                                            17,783
29431                     EMPIRE, ILL., MELDISCO K-M, INC.                                                           12,367
29432                     CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                       17,927
29433                     23RD AVE., ILL., MELDISCO K-M, INC.                                                         8,622
29434                     MELDISCO K-M BELLEVILLE, MICH., INC.                                                       15,460
29435                     MELDISCO K-M BEAVERTON, ORE., INC.                                                         17,644
29436                     MELDISCO K-M BAY RD., MICH., INC.                                                          10,857
29437                     BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                    21,610
29438                     CARBONDALE, ILL., MELDISCO K-M, INC.                                                        3,183
29439                     BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                       34,012
29440                     MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                     9,206
29441                     MELDISCO K-M AUBURN, ALA., INC.                                                             7,002
29442                     MELDISCO K-M BELLINGHAM, WASH., INC.                                                       16,551
29443                     MELDISCO K-M APALACHEE PKW., FLA, INC                                                      13,346
29444                     MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                     10,242
29445                     MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                                 15,441
29446                     MELDISCO K-M 52ND ST., WISC., INC.                                                         14,469
29447                     MELDISCO K-M 34TH ST., FLA., INC.                                                          11,623
29448                     MELDISCO K-M BILLERICA, MASS., INC.                                                        16,244
29449                     MELDISCO K-M BERLIN, N.J., INC.                                                            13,690
29450                     MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                                 24,600
29451                     MELDISCO K-M SENECA, S.C., INC.                                                             9,063
29452                     MELDISCO K-M ST JOHN IN INC                                                                11,347
29453                     MELDISCO K-M PERRYSBURG, OH., INC.                                                          8,171
29454                     MELDISCO K-M PARRISH AVE., KY., INC.                                                        6,888
29455                     MELDISCO K-M MONTICELLO, MN., INC.                                                         10,343
29456                     MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                  12,749
29457                     MELDISCO K-M PACE PARKWAY, GA., INC.                                                       11,864
29458                     MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                                 11,676
29459                     MELDISCO K-M ANNISTON, ALA., INC.                                                           8,455
29460                     MELDISCO K-M 4570 LADSON ROAD,   INC.                                                       9,107
29461                     MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                     555

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29462                     MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                     33,835
29463                     MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                                 7,119
29464                     MELDISCO K-M SMYRNA, TN., INC.                                                             11,702
29465                     MELDISCO K-M SHOW LOW, AZ., INC.                                                           11,696
29466                     SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                                  20,844
29467                     MELDISCO K-M SHIPPENSBURG, PA., INC.                                                        6,437
29468                     MELDISCO K-M SHAWANO, WI., INC.                                                             7,485
29469                     MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                                 70,431
29470                     MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                   12,944
29471                     MELDISCO K-M HASTINGS, MI., INC.                                                           12,581
29472                     MILES MELDISCO K-M CASPER, WYO., INC.                                                      10,831
29473                     STREATOR, IL., MELDISCO K-M, INC.                                                           8,513
29474                     MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                                  27,358
29475                     MELDISCO K-M PHENIX CITY, ALA., INC.                                                        8,673
29476                     MELDISCO K-M OSCODA, MI, INC.                                                              13,194
29477                     MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                               14,657
29478                     MELDISCO K-M HERMITAGE, PA., INC.                                                          13,318
29479                     MELDISCO K-M GLASGOW, KY., INC.                                                            13,264
29480                     MELDISCO K-M ELKVIEW, W.V., INC.                                                           17,528
29481                     MELDISCO K-M RACINE, WISC., INC.                                                           10,548
29482                     MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                               82,334
29483                     MELDISCO K-M WALL, NJ., INC.                                                               26,142
29484                     MELDISCO K-M GLENDIVE, MONT., INC.                                                          5,254
29485                     MELDISCO K-M GLEN BURNIE, MD., INC.                                                        17,704
29486                     MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                               17,686
29487                     MELDISCO K-M CORNELIA, GA., INC.                                                            9,878
29488                     MELDISCO K-M PRICE, UT., INC.                                                               6,614
29489                     MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                    11,139
29490                     MELDISCO K-M HIGH RIDGE, MO., INC.                                                          9,436
29491                     MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                      8,913
29492                     MELDISCO K-M HAMILTON, MT., INC.                                                           11,229
29493                     MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                     7,665
29494                     MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                                  0
29495                     MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                        559
29496                     MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                      322
29497                     MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                   118
29498                     MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                       0
29499                     MELDISCO/PAY LESS HENDERSON, NV., INC.                                                        655
27055                     SHOE ZONE #8417                                                                                 0
27066                     SHOE ZONE 8438, INC.                                                                            0

                                                                                                     TOTAL       48,353,407

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


ADDITIONAL INFORMATION                                               SCHEDULE 4

------------------------------------------------------------------------------------------------------
CASH SUMMARY
                                                                                           Amount
                                                                                           ------
Total Cash                                                                              $       218.5

------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                   ACCOUNTS RECEIVABLE AGING SUMMARY
------------------------------------------------------------------------------------------------------
                                              Athletic      Meldisco
                                              Division      Division       Corporate          Total
                                          ------------------------------------------------------------

0 to 30 days old                                      -          3.1             0.4              3.5
31 to 60 days old                                     -          0.1             0.2              0.3
61 to 90 days old                                     -          0.1             0.1              0.2
91+ days old                                          -          0.2               -              0.2
                                          ------------------------------------------------------------

Total Accounts Receivable                             -          3.5             0.7              4.2
Amount considered uncollectable                       -         (0.2)           (0.1)            (0.3)
                                          ------------------------------------------------------------

Net Accounts Receivable                               -          3.3             0.6              3.9
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                           SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------
                                              Athletic      Meldisco
                                              Division      Division       Corporate          Total
                                          ------------------------------------------------------------

current                                               -         67.8            (1.4)            66.4
0 to 30 days past due                                 -          4.8               -              4.8
31 to 60 days past due                                -          0.1               -              0.1
61 to 90 days past due                                -          0.1               -              0.1
91+ days past due                                  (3.2)         0.7               -             (2.5)
                                          ------------------------------------------------------------

Total Accounts Payable                 **          (3.2)        73.5            (1.4)            68.9
------------------------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


ADDITIONAL INFORMATION (CONTINUED)                       SCHEDULE 4 (CONTINUED)


------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------
                                  BEGINNING       AMOUNT                                                        ENDING
                                     TAX       WITHHELD OR      AMOUNT        DATE           CHECK NO.           TAX
                                  LIABILITY      ACCRUED         PAID         PAID            OR EFT          LIABILITY
========================================================================================================================
 Federal
------------------------------------------------------------------------------------------------------------------------
 Withholding                           0.5           0.6          0.8         various      EFT                      0.3
------------------------------------------------------------------------------------------------------------------------
 FICA-employee & employer              0.8           1.2          1.0         various      EFT                      1.0
------------------------------------------------------------------------------------------------------------------------
 Unemployment                         (0.5)          0.5            -         various      EFT                        -
------------------------------------------------------------------------------------------------------------------------
 Income                                1.8          (0.1)           -                                               1.7
------------------------------------------------------------------------------------------------------------------------
 Other:                                2.6           0.1            -                                               2.7
------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes                5.2           2.3          1.8                                               5.7
------------------------------------------------------------------------------------------------------------------------
 State and Local
------------------------------------------------------------------------------------------------------------------------
 Withholding                           0.7          (0.2)         0.1         various      EFT & checks             0.4
------------------------------------------------------------------------------------------------------------------------
 Sales                                (0.8)          0.2            -       June 15 & 20   EFT & checks            (0.6)
------------------------------------------------------------------------------------------------------------------------
 Excise                                1.3           0.1            -                                               1.4
------------------------------------------------------------------------------------------------------------------------
 Unemployment                          0.2           0.1            -         various      EFT & checks             0.3
------------------------------------------------------------------------------------------------------------------------
 Real Property                         1.7          (0.3)           -         various      EFT & checks             1.4
------------------------------------------------------------------------------------------------------------------------
 Personal Property                     2.9          (0.2)           -                                               2.7
------------------------------------------------------------------------------------------------------------------------
 Income                                0.6           0.7            -                                               1.3
------------------------------------------------------------------------------------------------------------------------
    Total State and Local              6.6           0.4          0.1                                               6.9
------------------------------------------------------------------------------------------------------------------------
 Total Taxes                          11.8           2.7          1.9               -                    -         12.6
------------------------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered
June 2005 Monthly Operating Report


CERTIFICATIONS                                                 SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.


Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.


Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.


Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:  July 29, 2005                              By: /s/ Richard L. Robbins
       ------------------------------------           ----------------------



Title: Senior V.P. of Financial
       Reporting and Control                      Name: Richard L. Robbins
       ------------------------------------             --------------------